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                               November 28, 2002

               as amended on August 20, 2003 and August 22, 2003

                      STATEMENT OF ADDITIONAL INFORMATION

                  SMITH BARNEY MANAGED GOVERNMENTS FUND INC.

                               125 Broad Street
                           New York, New York 10004
                                (800) 451-2010

   This Statement of Additional Information ("SAI") is not a prospectus and is meant to be read in conjunction with the prospectus of the Smith Barney Managed Governments Fund Inc. (the "fund") dated November 28, 2002, as amended or supplemented from time to time (the "prospectus"), and is incorporated by reference in its entirety into the prospectus. Additional information about the fund's investments is available in the fund's annual and semi-annual reports to shareholders that are incorporated herein by reference. The prospectus and copies of the reports may be obtained free of charge by contacting a Smith Barney Financial Consultant, a broker/dealer, financial intermediary, or financial institution (each called a "Service Agent"), or by writing or calling the fund at the address or telephone number above.

                               TABLE OF CONTENTS

        Investment Objective and Management Policies................  2
        Investment Restrictions..................................... 13
        Directors and Executive Officers of the Fund................ 15
        Investment Management and Other Services.................... 19
        Portfolio Transactions...................................... 23
        Portfolio Turnover.......................................... 24
        Purchase of Shares.......................................... 25
        Redemption of Shares........................................ 30
        Valuation of Shares......................................... 32
        Exchange Privilege.......................................... 32
        Performance Data............................................ 34
        Dividends, Distributions and Taxes.......................... 37
        Additional Information...................................... 41
        Financial Statements........................................ 42
        Other Information........................................... 42

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                 INVESTMENT OBJECTIVE AND MANAGEMENT POLICIES

   The prospectus discusses the fund's investment objective and the policies it employs to achieve its objective. This section contains supplemental information concerning the types of securities and other instruments in which the fund may invest, the investment policies and portfolio strategies that the fund may utilize and certain risks attendant to such investments, policies and strategies. Smith Barney Fund Management LLC ("SBFM" or the "manager") serves as investment adviser to the fund.

   The investment objective of the fund is to provide investors with high current income consistent with liquidity and safety of capital. This objective may not be changed without the approval of the holders of a majority of the fund's shares. There can be no assurance that the fund will achieve its investment objective.

   The fund invests substantially all of its assets in U.S. government securities and, under normal circumstances, the fund is required to invest at least 80% of its assets (net assets plus any borrowings for investment purposes) in such securities or other investments with similar economic characteristics. The fund's portfolio of U.S. government securities consists primarily of mortgage-backed securities issued or guaranteed by the Government National Mortgage Association ("GNMA"), the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC"). Assets not invested in such mortgage-backed securities are invested primarily in direct obligations of the United States Treasury, such as Treasury Bills, Treasury Notes and Treasury Bonds ("U.S. Treasury Securities"), and other U.S. government securities. Obligations issued by U.S. government agencies and instrumentalities include: obligations that are supported by the full faith and credit of the United States, such as GNMA certificates and obligations of the General Services Administration and Federal Maritime Administration; securities that are supported by the right of the issuer to borrow from the United States Treasury, such as securities of Federal Home Loan Banks and others; and securities that are supported only by the credit of the instrumentality, such as FNMA and FHLMC certificates. Because the United States government is not obligated by law to provide support to an instrumentality that it sponsors, the fund invests in obligations issued by such an instrumentality only when SBFM determines that the credit risk with respect to the instrumentality does not make its securities unsuitable for investment by the fund.

   The composition and weighted average maturity of the fund's portfolio will vary from time to time, based upon the determination of the fund's management of how best to further the fund's investment objective. The fund may invest in U.S. government securities of all maturities: short-term, intermediate-term and long-term. The fund may invest without limit in securities of any issuer of U.S. government securities, and may invest up to an aggregate of 15% of its total assets in securities with contractual or other restrictions on resale and other instruments that are not readily marketable (such as repurchase agreements with maturities in excess of seven days). The fund may invest up to 5% of its net assets in U.S. government securities for which the principal repayment at maturity, while paid in U.S. dollars, is determined by reference to the exchange rate between the U.S. dollar and the currency of one or more foreign countries ("Exchange Rate-Related Securities"). The interest payable on these securities is denominated in U.S. dollars and is not subject to foreign currency risk. The fund also is authorized to borrow in an amount of up to 10% of its total assets under unusual or emergency circumstances, including when necessary to meet redemptions, and to pledge its assets to the same extent in connection with such borrowings. When the manager believes that market conditions warrant, the fund may, for temporary defensive purposes and without limitation, invest in short-term instruments including certificates of deposit of domestic banks and repurchase agreements involving U.S. government securities. Repurchase agreements also may be used as one of the fund's normal investment techniques.

   With respect to the 80% investment policy (as described above), this percentage requirement will not be applicable during periods when the fund pursues a temporary defensive strategy, as discussed in the prospectus. The fund's 80% investment policy is non-fundamental and may be changed by the board of directors to become effective upon at least 60 days' notice to shareholders of the fund prior to any such change.

Mortgaged-Backed Government Securities

   GNMA certificates are liquid securities and represent ownership interests in a pool of mortgages issued by a mortgage banker or other mortgagee. Distributions on GNMA certificates include principal and interest components. GNMA, a corporate instrumentality of the U.S. Department of Housing and Urban Development,

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guarantees timely payment of principal and interest on GNMA certificates; this guarantee is deemed a general obligation of the United States, backed by its full faith and credit.

   Each of the mortgages in a pool supporting a GNMA certificate is insured by the Federal Housing Administration or the Farmers Home Administration, or is insured or guaranteed by the Veterans Administration. The mortgages have maximum maturities of 40 years. Government statistics indicate, however, that the average life of the underlying mortgages is shorter, due to scheduled amortization and unscheduled prepayments (attributable to voluntary prepayments or foreclosures). These statistics indicate that the average life of the mortgages backing most GNMA certificates, which are single-family mortgages with 25 to 30 year maturities, ranges from two to ten years depending on the mortgages' coupon rate, and yields on pools of single-family mortgages are often quoted on the assumption that the prepayment rate for any given pool will remain constant over the life of the pool. (The actual maturity of specific GNMA certificates will vary based on the payment experience of the underlying mortgage pool.) Based on this constant prepayment assumption, GNMA certificates have had historical yields at least 3/4 of 1% greater than the highest grade corporate bonds. Actual yield comparisons will vary with the prepayment experience of specific GNMA certificates.

   The fund also may invest in pass-through securities backed by adjustable-rate mortgages, which have been issued by GNMA, FNMA and FHLMC. These securities bear interest at a rate which is adjusted monthly, quarterly or annually. The prepayment experience of the mortgages underlying these securities may vary from that for fixed-rate mortgages.

   The average maturity of FHLMC and FNMA mortgage-backed pools, like GNMA mortgage-backed pools, varies with the maturities of the underlying mortgage instruments, and a pool's stated average life also may be shortened by unscheduled payments on the underlying mortgages. Factors affecting mortgage prepayments include the level of interest rates, general economic and social conditions, the location of the mortgaged property and the age of the mortgage. Because prepayment rates of individual pools vary widely, it is not possible to accurately predict the average life of a particular pool. As noted above, it is a common practice to assume that prepayments will result in an average life ranging from two to ten years for pools of fixed-rate 30-year mortgages. Pools of mortgages with other maturities or different characteristics will have varying average life assumptions. The actual maturity of and realized yield on specific FHLMC and FNMA certificates will vary based on the prepayment experience of the underlying pool of mortgages.

   The GNMA certificates in which the fund will invest will be of the "modified pass-through" type, which means that the scheduled monthly interest and principal payments related to mortgages in the pool backing the certificates will be "passed-through" to investors. Timely payment of principal and interest on GNMA certificates is guaranteed by GNMA and backed by the full faith and credit of the United States, but market value and yield are not guaranteed.

   Mortgage participation certificates issued by FHLMC and FNMA generally represent ownership interests in a pool of fixed-rate conventional mortgages. Timely payment of principal and interest on these certificates is guaranteed solely by the issuer of the certificates. FHLMC is a U.S. government-created entity controlled by the Federal Home Loan Banks. FNMA is a government-chartered corporation owned entirely by private stockholders, which is subject to general regulation by the Secretary of Housing and Urban Development.

   Mortgage-backed U.S. government securities differ from conventional bonds in that principal is paid back to the certificate holder over the life of the loan rather than at maturity. As a result, the fund will receive monthly scheduled payments of principal and interest. In addition, the fund may receive unscheduled principal payments representing prepayments on the underlying mortgages, which will cause the maturity of and realized yield on specific GNMA, FNMA and FHLMC certificates to vary based on the prepayment experience of the underlying pool of mortgages. The fund will reinvest all payments and unscheduled prepayments of principal in additional GNMA, FNMA and FHLMC certificates or other U.S. government securities (which may have lower interest rates than the balance of the obligations held by the fund), and will distribute the interest to shareholders in the form of monthly dividends.

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   To the extent they are purchased at par or at a discount, GNMA certificates offer a high degree of safety of principal investment because of the GNMA guarantee, and other mortgage-backed U.S. government securities also are believed to offer significant safety of principal investment. If the fund buys mortgage-backed U.S. government securities at a premium, however, mortgage foreclosures and prepayments of principal by mortgagors (which may be made at any time without penalty) may result in some loss of the fund's principal investment to the extent of the premium paid.

U.S. Government Securities

   Direct obligations of the United States Treasury include a variety of securities that differ in their interest rates, maturities and dates of issuance. Treasury Bills have maturities of less than one year, Treasury Notes have maturities of one to ten years and Treasury Bonds generally have maturities of greater than ten years at the date of issuance.

   In addition to direct obligations of the United States Treasury, debt obligations of varying maturities issued or guaranteed by the United States government or its agencies or instrumentalities ("U.S. government securities") include securities issued or guaranteed by the Federal Housing Administration, Federal Financing Bank, Export-Import Bank of the United States, Small Business Administration, GNMA, General Services Administration, Federal Home Loan Banks, FHLMC, FNMA, Federal Maritime Administration, Tennessee Valley Authority, Resolution Trust Corporation, District of Columbia Armory Board, Student Loan Marketing Association and various institutions that previously were or currently are part of the Farm Credit System (which has been undergoing reorganization since 1987). Because the United States government is not obligated by law to provide support to an instrumentality that it sponsors, the fund will invest in obligations of such an instrumentality only if SBFM determines that the credit risk with respect to the instrumentality does not make its securities unsuitable for investment by the fund.

   The fund may invest up to 5% of its net assets in U.S. government securities for which the principal repayment at maturity, while paid in U.S. dollars, is determined by reference to the exchange rate between the U.S. dollar and the currency of one or more foreign countries ("Exchange Rate-Related Securities"). Exchange Rate-Related Securities are issued in a variety of forms, depending on the structure of the principal repayment formula. The principal repayment formula may be structured so that the security holder will benefit if a particular foreign currency to which the security is linked is stable or appreciates against the U.S. dollar. In the alternative, the principal repayment formula may be structured so that the securityholder benefits if the U.S. dollar is stable or appreciates against the linked foreign currency. Finally, the principal repayment formula can be a function of more than one currency and, therefore, be designed in either the aforementioned forms or a combination of those forms.

   Investment in Exchange Rate-Related Securities entails special risks. There is the possibility of significant changes in rates of exchange between the U.S. dollar and any foreign currency to which an Exchange Rate-Related Security is linked. If currency exchange rates do not move in the direction or to the extent anticipated at the time of purchase of the security, the amount of principal repaid at maturity might be significantly below the par value of the security, which might not be offset by the interest earned by the fund over the term of the security. The rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange markets. These forces are affected by the international balance of payments and other economic and financial conditions, government intervention, speculation and other factors. The imposition or modification of foreign exchange controls by domestic or foreign governments or intervention by central banks also could affect exchange rates. Finally, there is no assurance that sufficient trading interest to create a liquid secondary market will exist for particular Exchange Rate-Related Securities because of conditions in the debt and foreign currency markets. Illiquidity in the forward exchange market and the high volatility of the foreign exchange market may from time to time combine to make it difficult to sell an Exchange Rate-Related Security prior to maturity without incurring a significant price loss.

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Forward Roll Transactions

   In order to enhance current income, the fund may invest up to 30% of its assets in forward roll transactions with respect to mortgage-backed securities issued by GNMA, FNMA and FHLMC. In a forward roll transaction, the fund sells a mortgage security to a financial institution, such as a bank or broker/dealer, and simultaneously agrees to repurchase a similar security from the institution at a later date at an agreed-upon price. The mortgage securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories than those sold. During the period between the sale and repurchase, the fund will not be entitled to receive interest and principal payments on the securities sold. Proceeds of the sale will be invested in short-term instruments, particularly repurchase agreements, and the income from these investments, together with any additional fee income received on the sale, will generate income for the fund exceeding the yield on the securities sold. At the time the fund enters into a forward roll transaction, it will place in a segregated custodial account cash and liquid debt securities having a value equal to the repurchase price (including accrued interest) and will subsequently monitor the account to insure that such equivalent value is maintained.

   Forward roll transactions involve the risk that the market value of the securities sold by the fund may decline below the repurchase price of the securities. Forward roll transactions are considered borrowings by the fund. Although investing the proceeds of these borrowings in repurchase agreements or money market instruments may provide the fund with the opportunity for higher income, this leveraging practice will increase the fund's exposure to capital risk and higher current expenses. Any income earned from the securities purchased with the proceeds of these borrowings that exceeds the cost of the borrowings would cause the fund's net asset value per share to increase faster than would otherwise be the case; any decline in the value of the securities purchased would cause the fund's net asset value per share to decrease faster than would otherwise be the case.

Writing Put and Call Options

   The fund may from time to time write covered put and call options on U.S. government securities in its portfolio. The fund will realize a fee (referred to as a "premium") when it writes an option. The fund will only write covered put and call options, which means that for so long as the fund remains obligated as the writer of the option it will, in the case of a call option, continue to own the underlying security and, in the case of a put option, maintain an amount of cash or liquid securities in a segregated account equal to the exercise price of the option. A put option embodies the right of its purchaser to compel the writer of the option to purchase from the optionholder an underlying security at a specified price at any time during the option period. In contrast, a call option embodies the right of its purchaser to compel the writer of the option to sell the option holder an underlying security at a specified price at any time during the option period. Thus, the purchaser of a put option has the right to compel the fund to purchase from it the underlying security at the agreed-upon price for a specified time period, while the purchaser of a call option has the right to purchase from the fund the underlying security owned by the fund at the agreed-upon price for a specified time period.

   Upon the exercise of a put option, the fund may suffer a loss equal to the difference between the price at which the fund is required to purchase the underlying security and its market value at the time of the option exercise, less the premium received for writing the option. Upon the exercise of a call option, the fund may suffer a loss equal to the excess of the security's market value at the time of the option exercise over the fund's acquisition cost of the security, less the premium received for writing the option. The fund ordinarily will write only covered put and call options for which a secondary market exists on a national securities exchange or in the over-the-counter market.

   In order to realize a profit, to prevent an underlying security from being called or to unfreeze an underlying security (thereby permitting its sale or the writing of a new option on the security prior to the option's expiration), the fund may engage in a closing purchase transaction. The fund will incur a loss if the cost of the

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closing purchase transaction, plus transaction costs, exceeds the premium received upon writing the original option. To effect a closing purchase transaction, the fund would purchase, prior to the exercise of an option that it has written, an option of the same series as that on which it desires to terminate its obligation. There can be no assurance that the fund will be able to effect a closing purchase transaction at a time when it wishes to do so. The obligation of the fund to purchase or deliver securities, respectively, upon the exercise of a covered put or call option which it has written terminates upon the effectuation of a closing purchase transaction.

   The principal reason for writing covered call options on securities is to attempt to realize, through the receipt of premiums, a greater return than would be realized on the securities alone. In return for a premium, the writer of a covered call option forfeits the right to any appreciation in the value of the underlying security above the strike price for the life of the option (or until a closing purchase transaction can be effected). Nevertheless, the call writer retains the risk of a decline in the price of the underlying security. Similarly, the principal reason for writing covered put options is to realize income in the form of premiums. The writer of a covered put option accepts the risk of a decline in the price of the underlying security. The size of the premium that the fund may receive may be adversely affected as new or existing institutions, including other investment companies, engage in or increase their option-writing activities.

   Options written by the fund normally will have expiration dates between one and nine months from the date written. The exercise price of the options may be below, equal to, or above, the current market values of the underlying securities at the times the options are written. In the case of call options these exercise prices are referred to as "in-the-money," "at-the-money," and "out-of-the-money," respectively.

   The fund may write (a) in-the-money call options when the manager expects that the price of the underlying security will remain flat or decline moderately during the options period, (b) at-the-money call options when the manager expects that the price of the underlying security will remain flat or advance moderately during the option period and (c) out-of-money call options when the manager expects that the price of the security may increase but not above a price equal to the sum of the exercise price plus the premiums received from writing the call option. In any of the preceding situations, if the market price of the underlying security declined and the security is sold at this lower price, the amount of any realized loss will be offset wholly or in part by the premium received. Out-of-money, at-the-money and in-the-money put options (the reverse of call options as to the relations of exercise price to market price) may be utilized in the same market environments that such call options are used in equivalent transactions.

   So long as the obligation of the fund as the writer of an option continues, the fund may be assigned an exercise notice by the broker/dealer through which the option was sold, requiring it to deliver, in the case of a call, or take delivery of, in the case of a put, the underlying security against payment of the exercise price. This obligation terminates when the option expires or the fund effects a closing purchase transaction. The fund can no longer effect a closing purchase transaction with respect to an option once it has been assigned an exercise notice. To secure its obligation to deliver the underlying security when it writes a call option, or to pay for the underlying security when it writes a put option, the fund will be required to deposit in escrow the underlying security or other assets in accordance with the rules of the Options Clearing Corporation or similar clearing corporation and the securities exchange on which the option is written.

   An option position may be closed out only where there exists a secondary market for an option of the same series on a recognized securities exchange or in the over-the-counter market. The fund expects to write options only on national securities exchanges or in the over-the-counter market.

   The fund may realize a profit or loss upon entering into a closing transaction. In cases in which the fund has written an option, it will realize a profit if the cost of the closing purchase transaction is less than the premium received upon writing the original option and will incur a loss if the cost of the closing purchase transaction exceeds the premium received upon writing the original option.

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Purchasing Put and Call Options

   Buying a put option on a U.S. government security will give the fund the right to sell the security at a particular price and may act to limit, until that right expires, the fund's risk of loss through a decline in the market value of the security. Any appreciation in the value of the underlying security will be offset in part by the amount of the premium the fund pays for the put option and any related transaction costs. By purchasing a put option on a security it does not own, the fund would seek to benefit from a decline in the market price of its investment portfolio generally. If the market price of the underlying security remains equal to or greater than the exercise price during the life of the put option, the fund would lose its entire investment in the put option. For a transaction in a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs. The fund would not purchase a put option if, as a result of the purchase, more than 10% of the fund's assets would be invested in put options.

   As the holder of a call option on a U.S. government security, the fund would have the right to purchase the underlying security at the exercise price at any time during the option period. The fund would purchase a call option to acquire the underlying security for its portfolio. Utilized in this fashion, the purchase of call options would enable the fund to fix its costs of acquiring the underlying security at the exercise price of the call option plus the premium paid. Pending exercise of the call option, the fund could invest the exercise price of the call option, which would otherwise have been used for the immediate purchase of the security, in short-term investments providing additional current return. At times, the net costs of acquiring securities in this manner may be less than the cost of acquiring the securities directly. So long as it holds such a call option rather than the underlying security itself, the fund is partially protected from any unexpected decline in the market price of the underlying security and could allow the call option to expire, incurring a loss only to the extent of the premium paid for the option. The fund also could purchase call options on U.S. government securities to increase its return to investors at a time when the call is expected to increase in value because of anticipated appreciation of the underlying security. The fund would not purchase a call option if, as a result of the purchase, more than 10% of the fund's assets would be invested in call options.

   The fund may enter into closing transactions with respect to put and call options that it purchases, exercise the options, or permit the options to expire. Profit or loss from a closing transaction will depend on whether the amount the fund received in the transaction is more or less than the premium paid for the options plus any related transaction costs.

   Although the fund generally will purchase or write only those options for which the manager believes there is an active secondary market so as to facilitate closing transactions, there is no assurance that sufficient trading interest to create a liquid secondary market on a securities exchange will exist for any particular options or at any particular time, and for some options no such secondary market may exist. A liquid secondary market in an option may cease to exist for a variety of reasons. In the past, for example, higher than anticipated trading activity or order flow, or other unforeseen events, have at times rendered certain of the facilities of national securities exchanges inadequate and resulted in the institution of special procedures, such as trading rotations, restrictions on certain types of orders or trading halts or suspensions in one or more options. There can be no assurance that similar events, or events that may otherwise interfere with the timely execution of customers' orders, will not recur.

   In such event, it might not be possible to effect closing transactions in particular options. If, as a covered call option writer, the fund is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise.

   Securities exchanges generally have established limitations governing the maximum number of calls and puts of each class which may be held or written, or exercised within certain periods, by an investor or group of investors acting in concert (regardless of whether the options are written on the same or different securities exchanges or are held, written or exercised in one or more accounts or through one or more brokers). It is

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possible that the fund and other clients of the manager and certain of their affiliates may be considered to be such a group. A securities exchange may order the liquidation of positions found to be in violations of these limits, and it may impose certain other sanctions.

   Additional risks exist with respect to certain of the U.S. government securities for which the fund may write covered call options. If the fund writes covered call options on mortgage-backed securities, the securities it holds as cover may, because of scheduled amortization or unscheduled prepayments, cease to be sufficient cover. The fund will compensate for the decline in the value of the cover by purchasing an appropriate additional amount of those securities.

   The trading market in options on U.S. government securities has varying degrees of depth for various securities. The manager will attempt to take appropriate measures to minimize risks relating to the fund's writing and purchasing put and call options, but there can be no assurance the fund will succeed in an options program.

Zero Coupon Securities

   The fund may invest in zero coupon bonds. A zero coupon bond pays no interest in cash to its holder during its life, although interest is accrued during that period. Its value to an investor consists of the difference between its face value at the time of maturity and the price for which it was acquired, which is generally at significantly less than its face value. Because such securities usually trade at a deep discount, they will be subject to greater fluctuations of market value in response to changing interest rates than debt obligations of comparable maturities which make periodic distributions of interest. On the other hand, because there are no periodic interest payments to be reinvested prior to maturity, zero coupon securities eliminate reinvestment risk and lock in a rate of return to maturity.

Repurchase Agreements

   The fund may engage in repurchase agreement transactions on U.S. government securities with certain member banks of the Federal Reserve System and with certain dealers on the Federal Reserve Bank of New York's list of reporting dealers. Under the terms of a typical repurchase agreement, the fund would acquire an underlying debt obligation for a relatively short period (usually not more than one week) subject to an obligation of the seller to repurchase, and the fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the fund's holding period. Under each repurchase agreement the selling institution will be required to maintain the value of the securities subject to the repurchase agreement at not less than their repurchase price.

   Repurchase agreements could involve certain risks in the event of default or insolvency of the other party, including possible delays or restrictions upon the fund's ability to dispose of the underlying securities, the risk of a possible decline in the value of the underlying securities during the period in which the fund seeks to assert its rights to them, the risk of incurring expenses associated with asserting those rights and the risk of losing all or part of the income from the agreement. SBFM, acting under the supervision of the fund's board of directors, reviews on an ongoing basis the value of the collateral and the creditworthiness of those banks and dealers with which the fund may enter into repurchase agreements to evaluate potential risks.

Reverse Repurchase Agreements

   The fund may enter into reverse repurchase agreements. A reverse repurchase agreement involves the sale of a money market instrument by the fund and its agreement to repurchase the instrument at a specified time and price. The fund will maintain a segregated account consisting of U.S. government securities or cash or cash equivalents to cover its obligations under reverse repurchase agreements with broker/dealers and other financial institutions. The fund will invest the proceeds in other money market instruments or repurchase agreements maturing not later than the expiration of the reverse repurchase agreement. Under the 1940 Act reverse repurchase agreements may be considered borrowing by the seller.

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   Reverse repurchase agreements create opportunities for increased returns to the shareholders of the fund but, at the same time, create special risk considerations. Although the principal or stated value of such borrowings will be fixed, the fund's assets may change in value during the time the borrowing is outstanding. To the extent the income or other gain derived from securities purchased with borrowed funds exceeds the interest or dividends the fund will have to pay in respect thereof, the fund's net income or other gain will be greater than if this type of leverage had not been used. Conversely, if the income or other gain from the incremental assets is not sufficient to cover this cost, the net income or other gain of the fund will be less than if the reverse repurchase agreement had not been used.

   The fund currently intends to invest not more than 33% of its net assets in reverse repurchase agreements.

When-Issued Securities and Delayed Delivery Transactions

   In order to secure what the manager considers to be an advantageous price or yield, the fund may purchase U.S. government securities on a when-issued basis or purchase or sell U.S. government securities for delayed delivery. The fund will enter into such purchase transactions for the purpose of acquiring portfolio securities and not for the purpose of leverage. Delivery of the securities in such cases occurs beyond the normal settlement periods, but no payment or delivery is made by the fund prior to the reciprocal delivery or payment by the other party to the transaction. In entering into a when-issued or delayed-delivery transaction, the fund relies on the other party to consummate the transaction and may be disadvantaged if the other party fails to do so.

   U.S. government securities normally are subject to changes in value based upon changes, real or anticipated, in the level of interest rates and, to a lesser extent, the public's perception of the creditworthiness of the issuers. In general, U.S. government securities tend to appreciate when interest rates decline and depreciate when interest rates rise. Purchasing U.S. government securities on a when-issued basis or delayed-delivery basis, therefore, can involve the risk that the yields available in the market when the delivery takes place may actually be higher than those obtained in the transaction itself. Similarly, the sale of U.S. government securities for delayed delivery can involve the risk that the prices available in the market when the delivery is made may actually be higher than those obtained in the transaction itself.

   The fund will at all times maintain in a segregated account, cash or liquid securities equal to the amount of the fund's when-issued or delayed-delivery commitments. For the purpose of determining the adequacy of the securities in the account, the deposited securities will be valued at market or fair value. If the market or fair value of such securities declines, additional cash or securities will be placed in the account on a daily basis so that the value of the account will equal the amount of such commitments by the fund. Placing securities rather than cash in the account may have a leveraging effect on the fund's assets. That is, to the extent that the fund remains substantially fully invested in securities at the time it has committed to purchase securities on a when-issued basis, there will be greater fluctuation in its net asset value than if it had set aside cash to satisfy its purchase commitments. On the settlement date, the fund will meet its obligations from then-available cash flow, the sale of securities held in the separate account, the sale of other securities or, although it normally would not expect to do so, from the sale of the when-issued or delayed-delivery securities themselves (which may have a greater or lesser value than the fund's payment obligations).

Lending of Portfolio Securities

   Consistent with applicable regulatory requirements the fund may lend securities from its portfolio to brokers, dealers and other financial organizations. The fund may not lend its portfolio securities to SSB or its affiliates without specific authorization from the Securities and Exchange Commission (the "SEC"). Loans of portfolio securities by the fund will be collateralized by cash, letters of credit or securities issued or guaranteed by the United States government or its agencies which are maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. From time to time, the fund may return a part of the interest earned from the investment of collateral received for securities loaned to the borrower and/or a third party, which is unaffiliated with the fund or with SSB and which is acting as a "finder."

   In lending its portfolio securities, the fund can increase its income by continuing to receive interest on the loaned securities, as well as either investing the cash collateral in short-term instruments or by obtaining yield in the form of interest paid by the borrower when U.S. government securities are used as collateral. Requirements of the SEC currently provide that the following conditions must be met whenever portfolio securities are loaned: (a) the fund must receive at least 100% cash collateral or equivalent securities from the borrower; (b) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (c) the fund must be able to terminate the loan at any time; (d) the fund must receive reasonable interest on the loan, as well as an amount equal to any dividends, interest or other distributions on the loaned securities, and any increase in market value; (e) the fund may pay only reasonable custodian fees in connection with the loan; and (f) voting rights on the loaned securities may pass to the borrower; however, if a material event adversely affecting the investment occurs, the fund's board of directors must terminate the loan and regain the right to vote the securities. The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Loans will be made to firms deemed by the manager to be of good standing and will not be made unless, in the judgment of the manager, the consideration to be earned from such loans would justify the risk.

Transactions in Interest Rate Futures Contracts and Related Options

   The fund may enter into interest rate futures contracts and options on interest rate futures contracts that are traded on a U.S. exchange or board of trade. These investments may be made by the fund for the purpose of hedging against changes in the value of its portfolio securities because of anticipated changes in interest rates and market conditions and not for purposes of speculation. The fund will not be permitted to enter into futures and options contracts (other than those considered bona fide hedging by the Commodity Futures Trading Commission) for which aggregate initial margin deposits and premiums exceed 5% of the fair market value of the fund's assets, after taking into account unrealized profits and unrealized losses on contracts into which it has entered.

   An interest rate futures contract provides for the future sale by one party and the purchase by the other party of a certain amount of specified interest rate sensitive financial instruments (debt securities) at a specified price, date, time and place.

   The purpose of entering into a futures contract by the fund is to protect the fund from fluctuations in interest rates on securities without actually buying or selling the securities. For example, if the fund owns long-term U.S. government securities and interest rates are expected to increase, the fund may enter into a futures contract to sell U.S. Treasury Bonds. Such a transaction would have much the same effect as the fund's selling some of the long-term bonds in its portfolio. If interest rates increase as anticipated, the value of certain long-term U.S. government securities in the portfolio would decline, but the value of the fund's futures contracts would increase at approximately the same rate, thereby keeping the net asset value of the fund from declining as much as it may have otherwise. Of course, because the value of portfolio securities will far exceed the value of the futures contracts sold by the fund, an increase in the value of the futures contracts can only mitigate--but not totally offset--the decline in the value of the portfolio. If, on the other hand, the fund held cash reserves and interest rates are expected to decline, the fund may enter into futures contracts for the purchase of U.S. government securities in anticipation of later purchases of securities. The fund can accomplish similar results by buying securities with long maturities and selling securities with short maturities. But by using futures contracts as an investment tool to reduce risk, given the greater liquidity in the futures market than in the cash market, it may be possible to accomplish the same result more easily and more quickly.

   No consideration will be paid or received by the fund upon entering into a futures contract. Initially, the fund will be required to deposit with the broker an amount of cash or cash equivalents equal to approximately 1% to 10% of the contract amount (this amount is subject to change by the board of trade on which the contract is traded and members of such board of trade may charge a higher amount). This amount is known as "initial margin" and is in the nature of a performance bond or good faith deposit on the contract which is returned to the fund, upon termination of the futures contract, assuming that all contractual obligations have been satisfied. Subsequent payments, known as "variation margin," to and from the broker, will be made daily as the price of the securities underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as "marking-to-market." In addition, when the fund enters into a long position in futures or options on futures, it must deposit and maintain in a segregated account with its custodian an amount of cash or cash equivalents equal to the total market value of such futures contract, less the amount of initial margin for the contract and any profits on the contract that may be held by the broker. At any time prior to the expiration of a futures contract, the fund may elect to close the position by taking an opposite position, which will operate to terminate the fund's existing position in the contract.

   There are several risks in connection with the use of futures contracts as a hedging device. Successful use of futures contracts by the fund is subject to the ability of the manager to predict correctly movements in the direction of interest rates. These predictions involve skills and techniques that may be different from those involved in the management of the fund. In addition, there can be no assurance that there will be a perfect correlation between movements in the price of the securities underlying the futures contract and movements in the price of the securities which are the subject of the hedge. A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected trends in interest rates.

   Although the fund intends to enter into futures contracts only if there is an active market for such contracts, there is no assurance that a liquid market will exist for the contracts at any particular time. Most domestic futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract no trades may be made that day at a price beyond that limit. It is possible that futures contract prices could move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses. In such event, and in the event of adverse price movements, the fund would be required to make daily cash payments of variation margin. In such circumstances, an increase in the value of the portion of the portfolio being hedged, if any, may partially or completely offset losses on the futures contract.

   If the fund had hedged against the possibility of an increase in interest rates adversely affecting the value of securities held in its portfolio and rates decrease instead, the fund will lose part or all of the benefit of the increased value of securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements at a time when it may be disadvantageous to do so. These sales of securities may, but will not necessarily, be at increased prices which reflect the decline in interest rates.

   Purchasing Options. Options on interest rate futures contracts are similar to options on securities, except that an option on an interest rate futures contract gives the purchaser the right, in return for the premium paid, to assume a position in an interest rate futures contract (rather than to purchase securities) at a specified exercise price at any time prior to the expiration date of the option. A call option gives the purchaser of such option the right to take a long position, and obligates its writer to take a short position in a specified underlying futures contract at a stated exercise price at any time prior to the expiration date of the option. A purchaser of a put option has the right to enter into a short position, and the writer has the obligation to enter into a long position in such contract at the exercise price during the option period. If an option is exercised on the last trading day prior to the expiration date of the option, the settlement will be made entirely in cash equal to the difference between the exercise price of the option and the closing price of the interest rate futures contract on the expiration date.

The potential loss related to the purchase of an option on interest rate futures contracts is limited to the premium paid for the option (plus transaction costs), and there are no daily cash payments to reflect changes in the value of the underlying contract. However, the value of the option does change daily and that change is reflected in the net asset value of the fund.

   The purchase of put options on interest rate futures contracts is analogous to the purchase of protective puts on debt securities so as to hedge a portfolio of debt securities against the risk of rising interest rates. The fund may purchase put options on interest rate futures contracts if the manager anticipates a rise in interest rates. Because of the inverse relationship between trends in interest rates and the values of debt securities, a rise in interest rates would result in a decline in the value of the fund's portfolio securities. Because the value of an interest rate futures contract moves inversely in relation to changes in interest rates, as is the case with debt securities, a put option on such a contract becomes more valuable as interest rates rise. By purchasing put options on interest rate futures contracts at a time when the manager expects interest rates to rise, the fund would seek to realize a profit to offset the loss in value of its portfolio securities, without the need to sell such securities.

   The fund may purchase call options on interest rate futures contracts if the manager anticipates a decline in interest rates. Historically, unscheduled prepayments on mortgage-backed securities (such as GNMA certificates) have increased in periods of declining interest rates, as mortgagors have sought to refinance at lower interest rates. As a result, if the fund purchases such securities at a premium prior to a period of declining interest rates, the subsequent prepayments at par will reduce the yield on such securities by magnifying the effect of the premium in relationship to the principal amount of securities, and may, under extreme circumstances, result in a loss to the fund. This effect may not be offset by any appreciation in value in a debt security normally attributable to the interest rate decline. To protect itself against the possible erosion of principal on securities purchased at a premium, the fund may purchase call options on interest rate futures. The option would increase in value as interest rates decline, thereby tending to offset any reductions of the yield on portfolio securities purchased at a premium resulting from the effect of prepayments on the amortization of such premiums.

   Writing Options. The fund may write put and call options on interest rate futures contracts other than as part of closing sale transactions, in order to increase its ability to hedge against changes in interest rates. A call option gives the purchaser of such option the right to take a long position, and obliges the fund as its writer to take a short position in a specified underlying futures contract at a stated exercise price at any time prior to the expiration date of the option. A purchaser of a put option has the right to take a short position, and obligates the fund as the writer to take a long position in such contract at the exercise price during the option period.

   The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the debt securities which are deliverable upon exercise of the futures contract. If the futures price at expiration is below the exercise price, the fund will retain the full amount of the option premium, which provides a partial hedge against any decline that may have occurred in the fund's holdings of debt securities. If a put option is exercised, the net cost to the fund of the debt securities acquired by it will be reduced by the amount of the option premium received. Of course, if market prices have declined, the fund's purchase price upon exercise of the option may be greater than the price at which the debt securities might be purchased in the cash market, and, therefore, a loss may be realized when the difference between the exercise price and the market value of the debt securities is greater than the premium received for writing the option.

   As is currently the case with respect to its purchases of futures, the fund will write put and call options on interest rate futures contracts only as a hedge against changes in the value of its securities that may result from market conditions, and not for purposes of speculation.

   When the fund writes a call or a put option, it will be required to deposit initial margin and variation margin pursuant to brokers' requirements similar to those applicable to interest rate futures contracts described above. In addition, net option premiums received for writing options will be included as initial margin deposits. At any time prior to the expiration of the option, the fund may elect to close the position.

   In addition to the risks that apply to all options transactions, there are several special risks relating to options on interest rate futures contracts. These risks include the lack of assurance of perfect correlation between price movements in the option on interest rate futures, on the one hand, and price movements in the portfolio securities that are the subject of the hedge, on the other hand. In addition, the fund's writing of put and call options on interest rate futures will be based upon predictions as to anticipated interest rate trends, which predictions could prove to be inaccurate. The ability to establish and close out positions on such options will be subject to the maintenance of a liquid market, and there can be no assurance that such a market will be maintained or that closing transactions will be effected. Moreover, the option may not be subject to daily price fluctuation limits while the underlying futures contract is subject to such limits, and as a result normal pricing relationships between options and the underlying futures contract may not exist when the future is trading at its price limit. In addition, there are risks specific to writing (as compared to purchasing) such options.

   Under policies adopted by the board of directors, the fund's investment in premiums paid for call and put options at any one time may not exceed 5% of the value of the fund's total assets.

                            INVESTMENT RESTRICTIONS

   Restrictions numbered 1 through 7 below have been adopted by the fund as fundamental policies. These restrictions cannot be changed without approval by the holders of a majority of the outstanding shares of the fund, defined as the lesser of (a) 67% or more of the shares present at a meeting if the holders of more than 50% of the outstanding shares are present in person or by proxy or
(b) more than 50% of the fund's outstanding shares. The remaining restrictions may be changed by a vote of the fund's board of directors at any time.

   The fund will not:

      1. Invest in a manner that would cause it to fail to be a "diversified company" under the 1940 Act and the rules, regulations and orders thereunder.

      2. Issue "senior securities" as defined in the 1940 Act and the rules, regulations and orders thereunder, except as permitted under the 1940 Act and the rules, regulations and orders thereunder.

      3. Invest more than 25% of its total assets in securities, the issuers of which are in the same industry. For purposes of this limitation, U.S. government securities (including its agencies and instrumentalities) and securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry.

      4. Borrow money, except that (a) the fund may borrow from banks for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests which might otherwise require the untimely disposition of securities, and (b) the fund may, to the extent consistent with its investment policies, enter into reverse repurchase agreements, forward roll transactions and similar investment strategies and techniques. To the extent that it engages in transactions described in (a) and (b), the fund will be limited so that no more than 33 1/3% of the value of its total assets (including the amount borrowed), valued at the lesser of cost or market, less liabilities (not including the amount borrowed) valued at the time the borrowing is made, is derived from such transactions.

      5. Make loans. This restriction does not apply to: (a) the purchase of debt obligations in which the fund may invest consistent with its investment objectives and policies; (b) repurchase agreements; and (c) loans of its portfolio securities, to the fullest extent permitted under the 1940 Act.

      6. Engage in the business of underwriting securities issued by other persons, except to the extent that the fund may technically be deemed to be an underwriter under the Securities Act of 1933, as amended, in disposing of portfolio securities.

      7. Purchase or sell real estate, real estate mortgages, commodities or commodity contracts, but this restriction shall not prevent the fund from
   (a) investing in securities of issuers engaged in the real estate business or the business of investing in real estate (including interests in limited partnerships owning or otherwise engaging in the real estate business or the business of investing in real estate) and securities which are secured by real estate or interests therein; (b) holding or selling real estate received in connection with securities it holds or held; (c) trading in futures contracts and options on futures contracts (including options on currencies to the extent consistent with the fund's investment objective and policies); or (d) investing in real estate investment trust securities.

      8. Purchase any securities on margin (except for such short-term credits as are necessary for the clearance of purchases and sales of portfolio securities) or sell any securities short (except "against the box"). For purposes of this restriction, the deposit or payment by the fund of underlying securities and other assets in escrow and collateral agreements with respect to initial or maintenance margin in connection with futures contracts and related options and options on securities, indexes or similar items is not considered to be the purchase of a security on margin.

      9. Purchase or sell oil, gas or other mineral exploration or development programs.

      10. Purchase restricted securities, illiquid securities (such as repurchase agreements with maturities in excess of seven days) or other securities which are not readily marketable if more than 15% of the total assets of the fund would be invested in such securities.

      11. Purchase any security if as a result the fund would then have more than 5% of its total assets (taken at current value) invested in securities of companies that have been in continuous operations for fewer than three years, except that this restriction will not apply to U.S. government securities. (For purposes of this restriction, issuers include predecessors, sponsors, controlling persons, general partners and guarantors of underlying assets.)

      12. Make investments for the purpose of exercising control or management.

      13. Engage in the purchase or sale of put, call, straddle or spread options or in the writing of such options, except that (a) the fund may purchase and sell options on U.S. government securities, write covered put and call options on U.S. government securities and enter into closing transactions with respect to such options and (b) the fund may sell interest rate futures contracts and write put and call options on interest rate futures contracts.

   Certain restrictions listed above permit the fund without shareholder approval to engage in investment practices that the fund does not currently pursue. The fund has no present intention of altering its current investment practices as otherwise described in the prospectus and this SAI and any future change in those practices would require Board approval and appropriate disclosure to investors. If a percentage restriction is complied with at the time of an investment, a later increase or decrease in the percentage of assets resulting from a change in the values of portfolio securities or in the amount of the fund's assets will not constitute a violation of such restriction.

Diversified Classification

   The fund is classified as a diversified fund under the 1940 Act. In order to be classified as a diversified investment company under the 1940 Act, the fund may not, with respect to 75% of its assets, invest more than 5% of its total assets in the securities of any one issuer (except U.S. government securities) or own more than 10% of the outstanding voting securities of any one issuer. For the purposes of diversification under the 1940 Act, the identification of the issuer of securities depends upon the terms and conditions of the security. When the assets and revenues of an agency, authority, instrumentality or other political subdivision are separate from those of the government creating the issuing entity and the security is backed only by the assets and revenues of such entity, such entity is deemed to be the sole issuer. Similarly, in the case of a private activity bond, if that bond is backed only by the assets and revenues of the nongovernmental user, then such nongovernmental user is deemed to be the sole issuer. If, however, in either case, the creating government or some other entity guarantees a security, such guarantee would be considered a separate security and is to be treated as an issue of such government or other entity.

                 DIRECTORS AND EXECUTIVE OFFICERS OF THE FUND

   Overall responsibility for management and supervision of the fund rests with the fund's board of directors. The directors approve all significant agreements between the fund and the companies that furnish services to the fund, including agreements with the fund's distributor, investment adviser, custodian and transfer agent. The day-to-day operations of the fund are delegated to the manager.

   The directors, including directors who are not "interested persons" of the fund or the manager as defined in the 1940 Act ("independent director") and executive officers of the fund, together with information as to their principal business occupations during the past five years, are shown below.

                                         Term of                            Number of
                                         Office*                           Portfolios
                                           and                               in Fund
                            Position(s) Length of                            Complex
                             Held with    Time    Principal Occupation(s)   Overseen   Other Directorships
Name, Address, and Age         Fund      Served     During Past 5 Years    by Director  Held by Director
----------------------      ----------- --------- ------------------------ ----------- -------------------
INDEPENDENT DIRECTORS
Herbert Barg                 Director     1995    Retired                      42             None
1460 Drayton Lane
Wynnewood, PA 19096
Age: 79

Dwight B. Crane              Director     1995    Professor, Harvard           49             None
c/o Harvard Business School                       Business School
Soldier Field Road
Morgan Hall #375
Boston, MA 02163
Age: 64

Burt N. Dorsett              Director     1984    President of Dorsett         27             None
201 East 62nd Street                              McCabe Management, Inc.,
New York, NY 10021                                an investment counseling
Age: 71                                           firm; Chief Investment
                                                  Officer-Leeb Capital
                                                  Management, Inc 1999-
                                                  Present

Elliot S. Jaffe              Director     1985    Chairman of the Board of     27      Zweig Total Return
The Dress Barn Inc.                               The Dress Barn, Inc.                 Fund; Zweig Fund,
30 Dunnigan Drive                                                                             Inc.
Suffern, NY 10901
Age: 75

Stephen E. Kaufman           Director     1995    Attorney                     60             None
Stephen E. Kaufman PC
277 Park Avenue, 47th Fl.
New York, NY 10172
Age: 70

Joseph J. McCann             Director     1995    Retired                      27             None
200 Oak Park Place
Pittsburgh, PA 15243
Age: 71

                                     Term of                                Number of
                                     Office*                               Portfolios
                                       and                                   in Fund
                      Position(s)   Length of                                Complex
Name, Address, and     Held with      Time      Principal Occupation(s)     Overseen   Other Directorships
Age                      Fund        Served       During Past 5 Years      by Director  Held by Director
------------------   -------------- --------- ---------------------------- ----------- -------------------
Cornelius C. Rose,   Director          1994   Chief Executive Officer of        27            None
 Jr.                                          Performance Learning
Meadowbrook Village                           Systems
Bldg. 1, Apt. 6
West Lebanon, NY
 03784
Age 69

INTERESTED DIRECTORS
R. Jay Gerken** #    Director/         2002   Managing Director of             226            None
Citigroup Asset      Chairman,                Citigroup Global Markets,
 Management          President and            Inc. (CGM); Chairman,
("CAM")              Chief                    President and Chief
399 Park Avenue      Executive                Executive Officer of
New York, NY 10022   Officer                  SBFM, Travelers
Age: 51                                       Investment Adviser, Inc.
                                              ("TIA") and Citi Fund
                                              Management Inc.

 # Mr. Gerken became Director and Chairman, President and Chief Executive Officer on September 13, 2002.

EXECUTIVE OFFICERS
Lewis E. Daidone     Senior Vice       1995   Managing Director of             N/A            N/A
CAM                  President and            CGM; Director and Senior
125 Broad Street     Chief                    Vice President of SBFM
New York, NY 10004   Administrative           and TIA
Age: 44              Officer

Richard L. Peteka    Chief             2002   Director and Head of             N/A            N/A
CAM                  Financial                Internal Control for CAM
125 Broad Street     Officer and              U.S. Mutual Fund
New York, NY 10004   Treasurer                Administration from 1999-
Age: 41                                       2002; Vice President, Head
                                              of Mutual Fund
                                              Administration and
                                              Treasurer at Oppenheimer
                                              Capital from 1996-1999

Andrew Beagley       Chief            Since   Director, CGM (since             N/A            N/A
CAM                  Anti-Money       2002    2000); Director of
399 Park Avenue      Laundering               Compliance, North
New York, NY 10022   Compliance               America, (since 2000);
Age 40               Officer                  Director of Compliance,
                                              Europe, the Middle East
                                              and Africa, CAM (from
                                              1999 to 2000); Compliance
                                              Officer, Salomon Brothers
                                              Asset Management Limited,
                                              Smith Barney Global
                                              Capital Management Inc.,
                                              Salomon Brothers Asset
                                              Management Asia Pacific
                                              Limited (from 1997 to
                                              1999)

Robert I. Frenkel    Chief            Since   Managing Director and            N/A            N/A
CAM                  Legal            2003    General Counsel, Global
300 First Stamford   Officer                  Mutual Funds for CAM and
 Place                                        its predecessor (since 1994)
Stamford, CT 06902
Age: 48

Kaprel Ozsolak       Controller        2002   Vice President of CGM            N/A            N/A
CAM
125 Broad Street
New York, NY 10004
Age: 36

                                         Term of                            Number of
                                         Office*                           Portfolios
                                           and                               in Fund
                          Position(s)   Length of                            Complex
                           Held with      Time    Principal Occupation(s)   Overseen   Other Directorships
Name, Address, and Age       Fund        Served     During Past 5 Years    by Director  Held by Director
----------------------   -------------- --------- ------------------------ ----------- -------------------
Roger M. Lavan, CFA      Vice President   2002    Managing Director of         N/A             N/A
CAM                      and                      CGM; Investment Officer
399 Park Avenue          Investment               of SBFM
New York, NY 10022       Officer
Age: 39

David Torchia            Vice             2002    Managing Director of         N/A             N/A
CAM                      President and            CGM; Investment Officer
399 Park Avenue          Investment               of SBFM
New York, NY 10022       Officer
Age: 42

Christina T. Sydor       Secretary        1995    Managing Director of         N/A             N/A
CAM                                               CGM; General Counsel and
300 First Stamford Place                          Secretary of the Manager
Stamford, CT 06902                                and TIA
Age: 51

--------
* Each director and officer serves until his or her successor has been duly elected and qualified.

   For the calendar year ended December 31, 2001, the directors beneficially owned equity securities of the fund and all registered investment companies overseen by the directors within the dollar ranges presented in the table below:

                                                              Aggregate Dollar Range of Equity
                                                                Securities in All Registered
                                           Dollar Range of    Investment Companies Overseen by
                                         Equity Securities in Director in Family of Investment
Name of Director                               the Fund                  Companies
----------------                         -------------------- --------------------------------
Herbert Barg............................         None                      None
Alfred Bianchetti.......................         None                      None
Dwight B. Crane.........................         None                  Over $100,000
Burt N. Dorsett.........................         None                  Over $100,000
Elliot S. Jaffe.........................         None                      None
Stephen E. Kaufman......................         None                      None
Joseph J. McCann........................         None                      None
R. Jay Gerken...........................         None                  Over $100,000
Cornelius C. Rose, Jr...................         None                  Over $100,000

   As of December 31, 2001, none of the independent directors of the fund, or his or her immediate family members, owned beneficially or of record any securities in the manager or principal underwriter of the funds, or in a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with the manager or principal underwriter of the fund.

   The fund has an Audit Committee and a Nominating Committee. The members of the Audit Committee and the Nominating Committee consist of all the independent directors of the fund, namely Messrs. Barg, Crane, Dorsett, Jaffe, Kaufman, McCann and Rose.

   In accordance with its written charter adopted by the board of directors, the Audit Committee assists the board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing and financial reporting practices of the fund. It also makes recommendations to the board as to the selection of the independent auditors, reviews the methods, scope and result of the audits and audit fees charged, and reviews the fund's internal accounting procedures and controls. The Audit Committee also considers the scope and amount of non-audit services provided to the fund, its manager and affiliates by the independent auditors. During the fund's most recent fiscal year, the Audit Committee met twice.

   The Nominating Committee is charged with the duty of making all nominations for independent directors to the board of directors. The Nominating Committee will consider nominees recommended by the fund's shareholders when a vacancy becomes available. Shareholders who wish to recommend a nominee should send nominations to the fund's Secretary. The Nominating Committee did not meet during the fund's most recent fiscal year.

   The fund also has a Pricing Committee composed of the Chairman of the Board and two independent directors which is charged with determining fair value prices for securities when required.

   No officer, director or employee of CGM or any of its affiliates receives any compensation from the fund for serving as an officer or director of the fund. The fund pays each director who is not an officer, director or employee of CGM or any of its affiliates a fee of $4,000 per annum plus $500 per in-person meeting and $100 per telephonic meeting. Each director emeritus who is not an officer, director or employee of CGM or its affiliates receives a fee of $2,000 per annum plus $250 per in-person meeting and $50 per telephonic meeting. All directors are reimbursed for travel and out-of-pocket expenses incurred to attend such meetings. For the most recent calendar year, the total aggregate reimbursement of out-of-pocket expenses was $8,428.

   The following table shows the compensation paid by the fund and other Smith Barney Mutual Funds to each director during the fund's last fiscal year. None of the officers of the fund received any compensation from the fund for such period. The fund does not pay retirement benefits to its directors and officers. CGM compensates officers of the fund.

                                       Total Pension or
                           Aggregate      Retirement      Compensation    Number of Portfolios
                          Compensation Benefits Accrued   from Company     for Which Director
                           From Fund      As part of    and Fund Complex     Serves Within
Name of Person            FYE 7/31/02   Fund Expenses   Paid to Directors     Fund Complex
--------------            ------------ ---------------- ----------------- --------------------
Herbert Barg**...........    $6,200           $0            $114,000               44
Alfred Bianchetti*.......     6,000            0              61,300               28
Dwight B. Crane**........     5,000            0             143,550               51
Burt N. Dorsett**........     6,100            0              61,300               28
Elliot S. Jaffe**........     5,500            0              52,700               28
Stephen E. Kaufman**.....     6,200            0             115,000               62
Joseph J. McCann**.......     6,100            0              60,900               28
R. Jay Gerken*...........         0            0                   0              226
Cornelius C. Rose, Jr.**.     5,500            0              61,300               28

--------
*  Designates an "interested" director.
** Designates member of Audit Committee.
***  Mr. Bianchetti became a director emeritus on December 31, 2002.

At the end of the year in which they attain age 80, directors are required to change to emeritus status. A director emeritus is entitled to serve in emeritus status for a maximum of 10 years, during which time he is paid 50% of the annual retainer fee and meeting fees otherwise applicable to directors, together with reasonable out-of-pocket expenses for each meeting attended. A director emeritus may attend meetings but has no voting rights. During the fund's last fiscal year, aggregate compensation paid to directors emeritus was $1,750.

   As of November 7, 2002, the directors and officers of the fund, as a group, owned less than 1% of the outstanding shares of the fund.

   To the best knowledge of the directors, as of November 7, 2002, the following shareholders or "groups" (as such term is defined in Section 13(d) of the Securities Exchange Act of 1934, as amended) owned beneficially or of record more than 5% of the shares of the following class:

                                                       % of Shares
              Name of Shareholder                        Class Y
              -------------------                      -----------
              Smith Barney Concert Series.............    31.95%
              SB Allocation Balanced
              State Street Bank, Attn: James Casey
              61 Broadway
              New York, NY 10006-2701

              Smith Barney Concert Series.............    19.04%
              Select Balanced
              State Street Bank, Attn: James Casey
              61 Broadway
              New York, NY 10006-2701

              Smith Barney Concert Series.............    12.81%
              SB Allocation Conservative
              State Street Bank, Attn: James Casey
              61 Broadway
              New York, NY 10006-2701

              Smith Barney............................    10.74%
              Illinois College Pro Fixed Inc.
              State Street Bank, Attn: James Casey
              61 Broadway
              New York, NY 10006-2701

              Smith Barney Concert Series.............     7.17%
              SB Allocation Income
              State Street Bank, Attn: James Casey
              61 Broadway
              New York, NY 10006-2701

              Smith Barney............................     5.96%
              Illinois College Pro Port 4
              State Street Bank, Attn: James Casey
              61 Broadway
              New York, NY 10006-2701

                   INVESTMENT MANAGEMENT AND OTHER SERVICES

Investment Adviser and Administrator--SBFM

   SBFM serves as investment adviser to the fund pursuant to an investment advisory agreement (the "Investment Advisory Agreement") with the fund which was approved by the board of directors, including a majority of the independent directors. The manager is a indirect wholly owned subsidiary of Citigroup. Subject to the supervision and direction of the fund's board of directors, SBFM manages the fund's portfolio in accordance with the fund's stated investment objective and policies, makes investment decisions for the fund, places orders to purchase and sell securities, and employs professional portfolio managers and securities analysts who provide research services to the fund. The manager pays the salary of any officer and employee who is employed by both it and the fund. The manager bears all expenses in connection with the performance of its services. SBFM (through its predecessor entities) has been in the investment counseling business since 1968 and renders investment advice to a wide variety of individual, institutional and investment company clients that had aggregate assets under management as of October 31, 2002 in excess of $98.7 billion.

   The Investment Advisory Agreement has an initial term of two years and continues in effect thereafter if such continuance is specifically approved at least annually by the fund's board of directors or by a majority of the outstanding voting securities of the fund, and in either event, by a majority of the independent directors of the fund's board with such independent directors casting votes in person at a meeting called for such purpose, or by a vote of a majority of the outstanding shares. In approving the continuation of the fund's Investment Advisory Agreement, the board, including the independent directors, considered the reasonableness of the advisory fee in light of the extent and quality of the advisory services provided and any additional benefits received by the manager or its affiliates in connection with providing services to the fund, compared the fees charged by the manager to those paid by similar funds or clients for comparable services, and analyzed the expenses incurred by the manager with respect to the fund. The board also considered the fund's performance relative to a selected peer group and to other benchmarks, the expense ratio of the fund in comparison to other funds of comparable size, and other factors. Specifically, the board noted information received at regular meetings throughout the year related to fund performance and manager services, and benefits potentially accruing to the manger and its affiliates from securities lending, administrative and brokerage relationships with affiliates of the manager, as well as research services received by the manager from broker/dealers who execute transactions on behalf of the fund. After requesting and reviewing such information as they deemed necessary, the board concluded that the continuation of the Investment Advisory Agreement was in the best interests of the fund and its shareholders. No single factor reviewed by the board was identified by the board as the principal factor in determining to renew the Investment Advisory Agreement with the manager. The independent directors were advised by separate independent legal counsel throughout the process. The fund or the manager may terminate the Investment Advisory Agreement on sixty days' written notice without penalty. The Investment Advisory Agreement will terminate automatically in the event of assignment (as defined in the 1940 Act).

   The fund pays the manager a fee for investment advisory services at the annual rate of 0.45% of the value of its daily net assets. For the fiscal years ended July 31, 2000, 2001 and 2002, the fund incurred $2,118,708, $1,949,358 and $1,977,538, respectively, in investment advisory fees.

   SBFM also serves as administrator to the fund pursuant to a written agreement (the "Administration Agreement"). As administrator SBFM: (a) assists in supervising all aspects of the fund's operation; (b) supplies the fund with office facilities (which may be in SBFM's own offices), statistical and research data, data processing services, clerical, accounting and bookkeeping services, including, but not limited to, the calculation of (i) the net asset value of shares of the fund, (ii) applicable contingent deferred sales charges and similar fees and charges and (iii) distribution fees, (c) internal auditing and legal services, internal executive and administrative services, and stationary and office supplies; and (d) prepares reports to shareholders of the fund, tax returns and reports to and filings with the SEC and state blue sky authorities.

   As compensation for administrative services rendered to the fund, the manager receives a fee computed at an annual rate of 0.20% of its daily net assets. For the fiscal years ended July 31, 2000, 2001 and 2002 the fund paid $941,648, $866,381 and $878,906, respectively, in administration fees.

   The fund bears expenses incurred in its operations including: taxes, interest, brokerage fees and commissions, if any; fees of directors of the fund who are not officers, directors, shareholders or employees of CGM or the manager; SEC fees and state Blue Sky notice fees; charges of custodians; transfer and dividend disbursing agent's fees; certain insurance premiums; outside auditing and legal expenses; costs of maintaining corporate existence; costs of investor services (including allocated telephone and personnel expenses); costs of preparing and printing of prospectuses for regulatory purposes and for distribution to existing shareholders; costs of shareholders' reports and shareholder meetings; and meetings of the officers or board of directors of the fund.

  Auditors

   KPMG LLP, independent auditors, 757 Third Avenue, New York, New York 10017, has been selected as the fund's independent auditor to examine and report on the fund's financial statements and highlights for the fiscal year ending July 31, 2003.

  Counsel

   Willkie Farr & Gallagher, 787 Seventh Avenue, New York, New York 10019, serves as counsel to the fund.

   Stroock & Stroock & Lavan LLP, 180 Maiden Lane, New York, New York, 10038, serves as counsel to the Independent Directors of the fund.

Custodian, Transfer Agent and Sub-Transfer Agents

   State Street Bank and Trust Company ("State Street"), located at 225 Franklin Street, Boston, Massachusetts, 02110, serves as the custodian of the fund's assets pursuant to a custodian agreement (the "Custody Contract") with the fund. Under the Custody Contract, State Street (i) holds and transfers portfolio securities on account of the fund, (ii) accepts receipts and makes disbursements of money on behalf of the fund's securities and (iv) makes periodic reports to the board of directors concerning the funds operations.

   Citicorp Trust Bank, fsb. (the "transfer agent"), located at 125 Broad Street, New York, New York 10004, serves as the fund's transfer and dividend-paying agent. Under the transfer agency agreement, the transfer agent maintains the shareholder account records for the fund, handles certain communications between shareholders and the fund, distributes dividends and distributions payable by the fund and produces statements with respect to account activity for the fund and its shareholders. For these services, the transfer agent receives fees from the fund computed on the basis of the number of shareholder accounts that the transfer agent maintains for the fund during the month and is reimbursed for out-of-pocket expenses.

   PFPC Global Fund Services ("PFPC" or "sub-transfer agent"), located at P.O. Box 9699, Providence, Rhode Island 02940, serves as the sub-transfer agent. Under the transfer agency agreement, the sub-transfer agent maintains the shareholder account records for the fund, handles certain communications between shareholders and the fund and distributes dividends and distributions payable by the fund. For these services, the sub-transfer agent receives a monthly fee computed on the basis of the number of shareholder accounts it maintains for the fund during the month, and is reimbursed for out-of-pocket expenses.

   Code of Ethics. Pursuant to Rule 17j-1 under the 1940 Act, the fund, its manager and principal underwriter have adopted a code of ethics that permits personnel to invest in securities for their own accounts, including securities that may be purchased or held by the fund. All personnel must place the interests of clients first and avoid activities, interests and relationships that might interfere with the duty to make decisions in the best interests of the clients. All personal securities transactions by employees must adhere to the requirements of the code and must be conducted in such a manner as to avoid any actual or potential conflict of interest, the appearance of such a conflict, or the abuse of an employee's position of trust and responsibility. A copy of the fund's Code of Ethics is on file with the SEC.

                                  DISTRIBUTOR

   CGM, located at 388 Greenwich Street, New York, New York 10013 serves as the fund's distributor pursuant to a written agreement dated June 5, 2000 (the "Distribution Agreement"), which was most recently approved by the fund's board of directors, including a majority of the independent directors, on July 16, 2003. Prior to June 5, 2000, CFBDS, Inc. ("CFBDS") located at 20 Milk Street, Boston, Massachusetts, 02109-5408 served as the fund's distributor.

Initial Sales Charges

   The aggregate dollar amount of commissions on Class A and L shares received by SSB were as follows:

  Class A Shares (paid to SSB)

     For the fiscal year ended July 31:
     2002........................................................ $228,000
     2001........................................................ $226,000
     2000*....................................................... $227,000

   -----
    *  portion paid to CFBDS

  Class L Shares (paid to SSB)

      For the fiscal year ended July 31:
      2002........................................................ $69,000
      2001........................................................ $20,000
      2000*....................................................... $10,000

   -----
    *  portion paid to CFBDS

Deferred Sales Charges

  Class A Shares (paid to SSB)

      For the fiscal year ended July 31:
      2002........................................................ $3,000
      2001........................................................ $    0
      2000........................................................ $3,000

  Class B Shares (paid to SSB)

      For the fiscal year ended July 31:
      2002........................................................ $74,000
      2001........................................................ $97,000
      2000........................................................ $78,000

  Class L Shares (paid to SSB)

      For the fiscal year ended July 31:
      2002........................................................ $9,000
      2001........................................................ $2,000
      2000........................................................ $3,000

   When payment is made by the investor before the settlement date, unless otherwise noted by the investor, the funds will be held as a free credit balance in the investor's brokerage account and SSB may benefit from the temporary use of the funds. The fund's board of directors has been advised of the benefits to SSB resulting from these settlement procedures and will take such benefits into consideration when reviewing the Investment Advisory Agreement for continuance.

   Distribution Arrangements. To compensate CGM for the services it provides and for the expense it bears, the fund has adopted a services and distribution plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the fund pays CGM a service fee, accrued daily and paid monthly, calculated at the annual rate of 0.25% of the value of the fund's average daily net assets attributable to the Class A, Class B and Class L shares. In addition, the fund pays CGM a distribution fee with respect to the Class B and Class L shares primarily intended to compensate CGM for its initial expense of paying financial consultants a commission upon sales of those shares. The Class B and Class L distribution fee is calculated at the annual rate of 0.50% and 0.45%, respectively, of the value of the fund's average daily net assets attributable to the shares of the respective class.

   The following service and distribution fees were incurred during the periods indicated:

                            DISTRIBUTION PLAN FEES

                                       Year          Year          Year
                                   Ended 7/31/02 Ended 7/31/01 Ended 7/31/00
                                   ------------- ------------- -------------
    Class A.......................   $684,070      $676,640      $739,692
    Class B.......................   $247,066       257,151       374,676
    Class L.......................   $ 94,026        32,637        27,563

   CGM will pay for the printing, at the printer's overrun cost, of prospectuses and periodic reports after they have been prepared, set in type and mailed to shareholders, and will also pay the cost of distributing such copies used in connection with the offering to prospective investors and will also pay for supplementary sales literature and other promotional costs. Such expenses incurred by CGM are distribution expenses within the meaning of the Plan and may be paid from amounts received by CGM from the fund under the Plan.

   CGM incurred distribution expenses for advertising, printing and mailing prospectuses, support services and overhead expenses, to CGM Financial Consultants and for accruals of interest on the excess of CGM expenses incurred in the distribution of the fund's shares over the sum of the distribution fees and deferred sales charges received by Smith Barney are expressed in the following table:

                             Financial
                             Consultant  Branch   Advertising Printing Interest
 Fiscal Year Ended July 31: Compensation Expense    Expense   Expense  Expense
 -------------------------- ------------ -------- ----------- -------- --------
            2002...........   $830,130   $644,412  $104,952     $483   $58,904

   Under its terms, the Plan continues from year to year, provided such continuance is approved annually by vote of the fund's board of directors, including a majority of the independent directors. The Plan may not be amended to increase the amount of the service and distribution fees without shareholder approval, and all amendments of the Plan also must be approved by the directors and independent directors in the manner described above. The Plan may be terminated with respect to a class of the fund at any time, without penalty, by vote of a majority of the independent directors or by vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the class. Pursuant to the Plan, CGM will provide the fund's board of directors with periodic reports of amounts expended under the Plan and the purpose for which such expenditures were made.

                            PORTFOLIO TRANSACTIONS

   Decisions to buy and sell securities for the fund are made by the manager, subject to the overall review of the fund's board of directors. Although investment decisions for the fund are made independently from those of the other accounts managed by the manager, investments of the type the fund may make also may be made by those other accounts. When the fund and one or more other accounts managed by the manager are prepared to invest in, or desire to dispose of, the same security, available investments or opportunities for sales will be allocated in a manner believed by the manager to be equitable to each. In some cases, this procedure may adversely affect the price paid or received by the fund or the size of the position obtained or disposed of by the fund.

   Allocation of transactions on behalf of the fund, including their frequency, to various dealers is determined by the manager in its best judgment and in a manner deemed fair and reasonable to the fund's shareholders. The primary considerations of the manager in allocating transactions are availability of the desired security and the prompt execution of orders in an effective manner at the most favorable prices. Subject to these considerations, dealers that provide supplemental investment research and statistical or other services to the manager may receive orders for portfolio transactions by the fund. Information so received is in addition to, and not in lieu of, services required to be performed by the manager, and the fees of the manager are not reduced as a consequence of their receipt of the supplemental information. The information may be useful to the manager in serving both the fund and other clients, and conversely, supplemental information obtained by the placement of business of other clients may be useful to the manager in carrying out its obligations to the fund.

   The Board has approved procedures in conformity with Rule 10f-3 under the 1940 Act whereby the fund may purchase securities that are offered in underwritings in which a Citigroup affiliate participates. These procedures prohibit the fund from directly or indirectly benefiting a Citigroup affiliate in connection with such underwritings. In addition, for underwritings where a Citigroup affiliate participates as a principal underwriter, certain restrictions may apply that could, among other things, limit the amount of securities that the fund could purchase in the underwritings.

   The fund does not pay any brokerage commissions for portfolio transactions.

                              PORTFOLIO TURNOVER

   The fund generally does not engage in short-term trading but intends to purchase securities for long-term capital appreciation. A portfolio turnover rate of 100% would occur if all of the securities in the fund's portfolio were replaced once during a period of one year. The portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the year by the monthly average value of portfolio securities. Securities with remaining maturities of one year or less at the date of acquisition are excluded from the calculation. For the fiscal years ended July 31, 2002 and 2001, the fund's portfolio turnover rate was 335% and 275% respectively.

   Future portfolio turnover rates may vary greatly from year to year as well as within a particular year and may be affected by cash requirements for redemptions of the fund's shares. Portfolio turnover rates will largely depend on the level of purchases and redemptions of fund shares. Higher portfolio turnover rates can result in corresponding increases in brokerage commissions. In addition, to the extent the fund realizes net short-term capital gains as the result of more portfolio transactions, distributions of such gains would be taxable to shareholders as ordinary income.

                              PURCHASE OF SHARES

Sales Charge Alternatives

   The following classes of shares are available for purchase. See the Prospectus for a discussion of factors to consider in selecting which Class of shares to purchase.

   Class A Shares. Class A shares are sold to investors at the public offering price, which is the net asset value plus an initial sales charge as follows:

                                                                Broker/Dealer
                      Sales Charge as a % Sales Charge as a %  Commission as %
 Amount of Investment   of Transaction    of Amount Invested  of Offering Price
 -------------------- ------------------- ------------------- -----------------
  Less than $25,000..        4.50                4.71               4.00
  $ 25,000-49,999....        4.00                4.17               3.60
  $ 50,000-99,999....        3.50                3.63               3.20
  $100,000-249,999...        2.50                2.56               2.25
  $250,000-499,999...        1.50                1.52               1.35
  $500,000 and over..           *                   *                  *

--------
* Purchases of $500,000 or more of Class A shares will be made at net asset value without any initial sales charge, but will be subject to a deferred sales charge of 1.00% on redemptions made within 12 months of purchase. The deferred sales charge on Class A shares is payable to CGM, which compensates Service Agents whose clients make purchases of $500,000 or more. The deferred sales charge is waived in the same circumstances in which the deferred sales charge applicable to Class B and Class L shares is waived. See "Deferred Sales Charge Alternatives" and "Waivers of Deferred Sales Charge."

   Members of the selling group may receive up to 90% of the sales charge and may be deemed to be underwriters of the fund as defined in the 1933 Act. The reduced sales charges shown above apply to the aggregate of purchases of Class A shares of the fund made at one time by "any person," which includes an individual and his or her immediate family, or a trustee or other fiduciary of a single trust estate or single fiduciary account.

   Class B Shares. Class B shares are sold without an initial sales charge but are subject to a deferred sales charge payable upon certain redemptions. See "Deferred Sales Charge Provisions".

   Class L Shares. Class L shares are sold with an initial sales charge of 1.00% (which is equal to 1.01% of the amount invested) and are subject to a deferred sales charge payable upon certain redemptions. See "Deferred Sales Charge Provisions". Until June 22, 2004 purchases of Class L shares by investors who were holders of Class C shares of the fund on June 12, 1998 will not be subject to the 1% initial sales charge.

   Class Y Shares. Class Y shares are sold without an initial sales charge or deferred sales charge and are available only to investors investing a minimum of $15,000,000 (except there is no minimum purchase amount for purchases by Smith Barney Allocation Series Inc.; qualified and non-qualified retirement plans with $75,000,000 in plan assets for which CitiStreet LLC acts as the plan's recordkeeper; or 401(k) plans of Citigroup and its affiliates).

General

   Investors may purchase shares from a Service Agent. In addition, certain investors, including qualified retirement plans purchasing through certain Service Agents, may purchase shares directly from the fund. When purchasing shares of the fund, investors must specify whether the purchase is for Class A, Class B, Class L or Class Y shares. Service Agents may charge their customers an annual account maintenance fee in connection with a brokerage account through which an investor purchases or holds shares. Accounts held directly at the sub-transfer agent are not subject to a maintenance fee.

   Investors in Class A, Class B and Class L shares may open an account in the fund by making an initial investment of at least $1,000 for each account, or $250 for an IRA or a Self-Employed Retirement Plan, in the fund. Investors in Class Y shares may open an account by making an initial investment of $15,000,000. Subsequent investments of at least $50 may be made for all Classes. For participants in retirement plans qualified under Section 403(b)(7) or Section 401(c) of the Code, and for shareholders purchasing shares of the fund through the Systematic Investment Plan on a monthly basis, the minimum initial investment requirement for Class A, Class B and Class L shares and subsequent investment requirement for all such Classes is $25. For shareholders purchasing shares of the fund through the Systematic Investment Plan on a quarterly basis, the minimum initial investment required for Class A, Class B and Class L shares and the subsequent investment requirement for all Classes is $50. There are no minimum investment requirements for Class A shares for employees of Citigroup and its subsidiaries, including CGM, unitholders who invest distributions from a UIT sponsored by CGM, and directors/trustees of any of the Smith Barney mutual funds, and their spouses and children. The fund reserves the right to waive or change minimums, to decline any order to purchase its shares and to suspend the offering of shares from time to time. Shares purchased will be held in the shareholder's account by the sub-transfer agent. Share certificates are issued only upon a shareholder's written request to the sub-transfer agent.
   Purchase orders received by the fund or a Service Agent prior to the close of regular trading on the NYSE, on any day the fund calculates its net asset value, are priced according to the net asset value determined on that day (the "trade date"). Orders received by a Service Agent prior to the close of regular trading on the NYSE on any day the fund calculates its net asset value are priced according to the net asset value determined on that day, provided the order is received by the fund or the fund's agent prior to its close of business. For shares purchased through CGM or a Service Agent purchasing through CGM, payment for shares of the fund is due on the third business day after the trade date. In all other cases, payment must be made with the purchase order.

   Systematic Investment Plan. Shareholders may make additions to their accounts at any time by purchasing shares through a service known as the Systematic Investment Plan. Under the Systematic Investment Plan, CGM or the sub-transfer agent is authorized through preauthorized transfers of at least $25 on a monthly basis or at least $50 on a quarterly basis to charge the shareholder's account held with a bank or other financial institution on a monthly or quarterly basis as indicated by the shareholder, to provide for systematic additions to the shareholder's fund account. A shareholder who has insufficient funds to complete the transfer will be charged a fee of up to $25 by CGM or the sub-transfer agent. The Systematic Investment Plan also authorizes CGM to apply cash held in the shareholder's SSB brokerage account or redeem the shareholder's shares of a Smith Barney money market fund to make additions to the account. Additional information is available from the fund or a Service Agent.

Sales Charge Waivers and Reductions

   Initial Sales Charge Waivers. Purchases of Class A shares may be made at net asset value without a sales charge in the following circumstances: (a) sales to (i) Board Members and employees of Citigroup and its subsidiaries and any Citigroup affiliated funds including the Smith Barney mutual funds (including retired Board Members and employees); the immediate families of such persons (including the surviving spouse of a deceased Board Member or employee); and to a pension, profit-sharing or other benefit plan for such persons and (ii) employees of members of the NASD, Inc., provided such sales are made upon the assurance of the purchaser that the purchase is made for investment purposes and that the securities will not be resold except through redemption or repurchase; (b) offers of Class A shares to any other investment company to effect the combination of such company with the fund by merger, acquisition of assets or otherwise; (c) purchases of Class A shares by any client of a newly employed Smith Barney Financial Consultant (for a period up to 90 days from the commencement of the Financial Consultant's employment with
CGM), on the condition the purchase of Class A shares is made with the proceeds of the redemption of shares of a mutual fund which (i) was sponsored by the Financial Consultant's prior employer, (ii) was sold to the client by the Financial Consultant and (iii) was subject to a sales charge; (d) purchases by shareholders who have redeemed Class A shares in the fund (or Class A shares of another Smith Barney mutual fund that is offered with a sales charge) and who wish to reinvest their redemption proceeds in the fund, provided the reinvestment is made within 60 calendar days of the redemption; (e) purchases by accounts managed by registered investment advisory subsidiaries of Citigroup; (f) direct rollovers by plan participants of distributions from a 401(k) plan offered to employees of Citigroup or its subsidiaries or a 401(k) plan enrolled in the Smith Barney 401(k) Program (Note: subsequent investments will be subject to the applicable sales charge); (g) purchases by a separate account used to fund certain unregistered variable annuity contracts; (h) investments of distributions from or proceeds from a sale of a UIT sponsored by CGM; (i) purchases by investors participating in a CGM fee-based arrangement; and (j) purchases of Class A shares by Section 403(b) or Section 401(a) or (k) accounts associated with Citistreet Retirement Programs; (k) separate accounts used to fund certain Section 403(b) or 401(a) or (k) accounts; (l) Intergraph Corporate Stock Bonus Plan participants reinvesting distributed proceeds from the sale of the Smith Barney Appreciation Fund and (m) purchases by executive deferred compensation plans participating in the CGM ExecChoice Program. In order to obtain such discounts, the purchaser must provide sufficient information at the time of purchase to permit verification that the purchase would qualify for the elimination of the sales charge.

   Right of Accumulation. Class A shares of the fund may be purchased by "any person" (as defined above) at a reduced sales charge or at net asset value determined by aggregating the dollar amount of the new purchase and the total net asset value of all Class A shares of the fund and of other Smith Barney mutual funds that are offered with a sales charge as currently listed under "Exchange Privilege" then held by such person and applying the sales charge applicable to such aggregate. In order to obtain such discount, the purchaser must provide sufficient information at the time of purchase to permit verification that the purchase qualifies for the reduced sales charge. The right of accumulation is subject to modification or discontinuance at any time with respect to all shares purchased thereafter.

   Letter of Intent--Class A Shares. A Letter of Intent for an amount of $25,000 or more provides an opportunity for an investor to obtain a reduced sales charge by aggregating investments over a 13 month period, provided the investor refers to such Letter when placing orders. For purposes of a Letter of Intent, the "Amount of Investment" as referred to in the preceding sales charge table includes (i) all Class A shares of the fund and other Smith Barney mutual funds offered with a sales charge acquired during the term of the letter plus
(ii) the value of all Class A shares previously purchased and still owned. Each investment made during the period receives the reduced sales charge applicable to the total amount of the investment goal. If the goal is not achieved within the period, the investor must pay the difference between the sales charges applicable to the purchases made and the charges previously paid, or an appropriate number of escrowed shares will be redeemed. The term of the Letter will commence upon the date the Letter is signed, or at the option of the investor, up to 90 days before such date. Please contact your Smith Barney Financial Consultant or the transfer agent to obtain a Letter of Intent application.

   Letter of Intent--Class Y Shares. A Letter of Intent may also be used as a way for investors to meet the minimum investment requirement for Class Y shares (except purchases of Class Y shares by Smith Barney Allocation Series Inc., for which there is no minimum purchase amount). Such investors must make an initial minimum purchase of $5,000,000 in Class Y shares of the fund and agree to purchase a total of $15,000,000 of Class Y shares of the fund within 13 months from the date of the Letter. If a total investment of $15,000,000 is not made within the 13-month period, all Class Y shares purchased to date will be transferred to Class A shares, where they will be subject to all fees
(including a service fee of 0.25%) and expenses applicable to the fund's Class
A shares, which may include a deferred sales charge of 1.00%. Please contact a Smith Barney Financial Consultant or the transfer agent for further information.

Deferred Sales Charge Provisions

   "Deferred Sales Charge Shares" are: (a) Class B shares; (b) Class L shares; and (c) Class A shares that were purchased without an initial sales charge but are subject to a deferred sales charge. A deferred sales charge may be imposed on certain redemptions of these shares.

   Any applicable deferred sales charge will be assessed on an amount equal to the lesser of the original cost of the shares being redeemed or their net asset value at the time of redemption. Deferred sales charge shares that are redeemed will not be subject to a deferred sales charge to the extent that the value of such shares represents: (a) capital appreciation of fund assets; (b) reinvestment of dividends or capital gain distributions; (c) with respect to Class B shares, shares redeemed more than five years after their purchase; or
(d) with respect to Class L shares and Class A shares that are deferred sales charge shares, shares redeemed more than 12 months after their purchase.

   Class L shares and Class A shares that are deferred sales charge shares are subject to a 1.00% deferred sales charge if redeemed within 12 months of purchase. In circumstances in which the deferred sales charge is imposed on Class B shares, the amount of the charge will depend on the number of years since the shareholder made the purchase payment from which the amount is being redeemed. Solely for purposes of determining the number of years since a purchase payment, all purchase payments made during a month will be aggregated and deemed to have been made on the last day of the preceding CGM statement month. The following table sets forth the rates of the charge for redemptions of Class B shares by shareholders, except in the case of Class B shares held under the Smith Barney 401(k) Program, as described below. See "Smith Barney Retirement Programs."

           Year Since Purchase Payment Was Made Deferred Sales Charge
           ------------------------------------ ---------------------
                   First.......................         4.50%
                   Second......................         4.00
                   Third.......................         3.00
                   Fourth......................         2.00
                   Fifth.......................         1.00
                   Sixth through eight.........         0.00

   Class B shares will convert automatically to Class A shares eight years after the date on which they were purchased and thereafter will no longer be subject to any distribution fees. There will also be converted at that time such proportion of Class B dividend shares owned by the shareholders as the total number of his or her Class B shares converting at the time bears to the total number of outstanding Class B shares (other than Class B dividend shares) owned by the shareholder.

   In determining the applicabilty of any deferred sales charge, it will be assumed that a redemption is made first of shares representing capital appreciation, next of shares representing the reinvestment of dividends and capital gain distributions and finally of other shares held by the shareholder for the longest period of time. The length of time that deferred sales charge shares acquired through an exchange have been held will be calculated from the date the shares exchanged were initially acquired in one of the other Smith Barney mutual funds, and fund shares being redeemed will be considered to represent, as applicable, capital appreciation or dividend and capital gain distribution reinvestments in such other funds. For Federal income tax purposes, the amount of the deferred sales charge will reduce the gain or increase the loss, as the case may be, on the amount realized on redemption. The amount of any deferred sales charge will be paid to CGM.

   To provide an example, assume an investor purchased 100 Class B shares of the fund at $10 per share for a cost of $1,000. Subsequently, the investor acquired 5 additional shares of the fund through dividend reinvestment. During the fifteenth month after the purchase, the investor decided to redeem $500 of his or her investment. Assuming at the time of the redemption the net asset value had appreciated to $12 per share, the value of the investor's shares would be $1,260 (105 shares at $12 per share). The deferred sales charge would not be applied to the amount which represents appreciation ($200) and the value of the reinvested dividend shares ($60). Therefore, $240 of the $500 redemption proceeds ($500 minus $260) would be charged at a rate of 4.00% (the applicable rate for Class B shares) for a total deferred sales charge of $9.60.

Waivers of Deferred Sales Charge

   The deferred sales charge will be waived on: (a) exchanges (see "Exchange Privilege"); (b) automatic cash withdrawals in amounts equal to or less than 1.00% per month of the value of the shareholder's shares at the time the withdrawal plan commences (see "Automatic Cash Withdrawal Plan") (but, automatic cash withdrawals in amounts equal to or less than 2.00% per month of the value of the shareholder's shares will be permitted for withdrawal plans established prior to November 7, 1994); (c) redemptions of shares within 12 months following the death or disability of the shareholder; (d) redemptions of shares made in connection with qualified distributions from retirement plans or IRAs upon the attainment of age 591/2; (e) involuntary redemptions; and (f) redemptions of shares to effect a combination of the fund with any investment company by merger, acquisition of assets or otherwise. In addition, a shareholder who has redeemed shares from other Smith Barney mutual funds may, under certain circumstances, reinvest all or part of the redemption proceeds within 60 days and receive pro rata credit for any deferred sales charge imposed on the prior redemption.

   Deferred sales charge waivers will be granted subject to confirmation (by CGM in the case of shareholders who are also CGM clients or by the transfer agent in the case of all other shareholders) of the shareholder's status or holdings, as the case may be.

Smith Barney Funds Retirement Program

   The fund offers Class A and Class L shares, at net asset value, to participating plans for which Paychex, Inc. acts as the plan's recordkeeper. Participating plans can meet minimum investment and exchange amounts, if any, by combining the plan's investments in any of the Smith Barney Mutual Funds.

   There are no sales charges when you buy or sell shares and the class of shares you may purchase depends on the amount of your initial investment and/or the date your account is opened. Once a class of shares is chosen, all additional purchases must be of the same class.

   The class of shares you may purchase depends on the amount of your initial investment:

   Class A Shares. Class A shares may be purchased by plans investing at least $3 million.

   Class L Shares. Class L shares may be purchased by plans investing less than $3 million. Class L shares are eligible to exchange into Class A shares not later than 8 years after the plan joined the program. They are eligible for exchange in the following circumstances:

   If, at the end of the fifth year after the date participating plan enrolled in the Smith Barney Funds Retirement Program, a participating plan's total Class L holdings in all non-money market Smith Barney Mutual Funds equal at least $3,000,000, the participating plan will be offered the opportunity to exchange all of its Class L shares for Class A shares of the fund. Such participating plans will be notified of the pending exchange in writing within 30 days after the fifth anniversary of the enrollment date and, unless the exchange offer has been rejected in writing, the exchange will occur on or about the 90th day after the fifth anniversary date. If the participating plan does not qualify for the five-year exchange to Class A shares, a review of the participating plan's holdings will be performed each quarter until either the participating plan qualifies or the end of the eighth year.

   Any participating plan that has not previously qualified for an exchange into Class A shares will be offered the opportunity to exchange all of its Class L shares for Class A shares of the same fund regardless of asset size, at the end of the eighth year after the date the participating plan enrolled in the Smith Barney Funds Retirement Program. Such plans will be notified of the pending exchange in writing approximately 60 days before the eighth anniversary of the enrollment date and, unless the exchange has been rejected in writing, the exchange will occur on or about the eighth anniversary date. Once an exchange has occurred, a participating plan will not be eligible to acquire additional Class L shares, but instead may acquire Class A shares of the same fund. Any Class L shares not converted will continue to be subject to the distribution fee.

   For further information regarding this Program, contact your Service Agent or the Transfer Agent. Participating plans that enrolled in the Smith Barney Funds Retirement Program prior to June 2, 2003 should contact the Transfer Agent for information regarding the Class B or Class L exchange privileges applicable to their plan.

Determination of Public Offering Price

   The fund offers its shares to the public on a continuous basis. The public offering price for a Class A and Class Y share of the fund is equal to the net asset value per share at the time of purchase, plus, for Class A shares, an initial sales charge based on the aggregate amount of the investment. The public offering price for a Class L share (and Class A share purchases, including applicable rights of accumulation, equaling or exceeding $500,000) is equal to the net asset value per share at the time of purchase and no sales charge is imposed at the time of purchase. A deferred sales charge, however, is imposed on certain redemptions of Class L shares, and Class A shares when purchased in amounts exceeding $500,000. The method of computation of the public offering price is shown in each fund's financial statements, incorporated by reference in their entirety into this SAI.

                             REDEMPTION OF SHARES

   The right of redemption of shares of the fund may be suspended or the date of payment postponed (a) for any periods during which the NYSE is closed (other than for customary weekend and holiday closings), (b) when trading in the markets the fund normally utilizes is restricted, or an emergency exists, as determined by the SEC, so that disposal of the fund's investments or determination of its net asset value is not reasonably practicable or (c) for any other periods as the SEC by order may permit for the protection of the fund's shareholders.

   If the shares to be redeemed were issued in certificate form, the certificates must be endorsed for transfer (or be accompanied by an endorsed stock power) and must be submitted to the sub-transfer agent together with the redemption request. Any signature appearing on a share certificate, stock power or written redemption request in excess of $50,000 must be guaranteed by an eligible guarantor institution such as a domestic bank, savings and loan institution, domestic credit union, member bank of the Federal Reserve System or member firm of a national securities exchange. Written redemption requests of $50,000 or less do not require a signature guarantee unless more than one such redemption request is made in any 10-day period or the redemption proceeds are to be sent to an address other than the address of record. Unless otherwise directed, redemption proceeds will be mailed to an investor's address of record. The transfer agent may require additional supporting documents for redemptions made by corporations, executors, administrators, directors or guardians. A redemption request will not be deemed properly received until the transfer agent receives all required documents in proper form.

   If a shareholder holds shares in more than one Class, any request for redemption must specify the Class being redeemed. In the event of a failure to specify which Class, or if the investor owns fewer shares of the Class than specified, the redemption request will be delayed until the transfer agent receives further instructions from CGM, or if the shareholder's account is not with CGM, from the shareholder directly. The redemption proceeds will be remitted on or before the third business day following receipt of proper tender, except on any days on which the NYSE is closed or as permitted under the 1940 Act, in extraordinary circumstances. Generally, if the redemption proceeds are remitted to a CGM brokerage account, these funds will not be invested for the shareholder's benefit without specific instruction and CGM will benefit from the use of temporarily uninvested funds. Redemption proceeds for shares purchased by check, other than a certified or official bank check, will be remitted upon clearance of the check, which may take up to fifteen days or more.

   The fund does not issue share certificates unless a written request signed on all registered issuers is made to PFPC Global Fund Services. If you hold share certificates, it will take longer to exchange or redeem shares.

Distribution in Kind

   If the board of directors of the fund determines that it would be detrimental to the best interests of the remaining shareholders to make a redemption payment wholly in cash, the fund may pay, in accordance with SEC rules, any portion of a redemption in excess of the lesser of $250,000 or 1.00% of the fund's net assets by a distribution in kind of portfolio securities in lieu of cash. Shareholders may incur brokerage commissions when they subsequently sell those securities.

Automatic Cash Withdrawal Plan

   An automatic cash withdrawal plan (the "Withdrawal Plan") is available to shareholders of the fund who own shares of the fund with a value of at least $10,000 and who wish to receive specific amounts of cash monthly or quarterly. Withdrawals of at least $50 may be made under the Withdrawal Plan by redeeming as many shares of the fund as may be necessary to cover the stipulated withdrawal payment. Any applicable deferred sales charge will not be waived on amounts withdrawn by shareholders that exceed 1.00% per month of the value of a shareholder's shares at the time the Withdrawal Plan commences. (With respect to Withdrawal Plans in effect prior to November 7, 1994, any applicable deferred sales charge will be waived on amounts withdrawn that do not exceed 2.00% per month of the value of a shareholder's shares at the time the Withdrawal Plan commences). To the extent withdrawals exceed dividends, distributions and appreciation of a shareholder's investment in a fund, continued withdrawal payments will reduce the shareholder's investment, and may ultimately exhaust it. Withdrawal payments should not be considered as income from investment in a fund. Furthermore, as it generally would not be advantageous to a shareholder to make additional investments in the fund at the same time he or she is participating in the Withdrawal Plan, purchases by such shareholders in amounts of less than $5,000 ordinarily will not be permitted.

   Shareholders of a fund who wish to participate in the Withdrawal Plan and who hold their shares of the fund in certificate form must deposit their share certificates with the sub-transfer agent as agent for Withdrawal Plan members. All dividends and distributions on shares in the Withdrawal Plan are reinvested automatically at net asset value in additional shares of the fund involved. A shareholder who purchases shares directly through the sub- transfer agent may continue to do so and applications for participation in the Withdrawal Plan must be received by the sub-transfer agent no later than the eighth day of the month to be eligible for participation beginning with that month's withdrawal. For additional information, shareholders should contact a Service Agent.

Waivers of Deferred Sales Charge

   The deferred sales charge will be waived on: (a) exchanges (see "Exchange Privilege" in the prospectus); (b) automatic cash withdrawals in amounts equal to or less than 1.00% per month of the value of the shareholder's shares at the time the withdrawal plan commences (see "Automatic Cash Withdrawal Plan" in the prospectus) (but, automatic cash withdrawals in amounts equal to or less than 2.00% per month of the value of the shareholder's shares will be permitted for Withdrawal Plans established prior to November 7, 1994); (c) redemptions of shares within 12 months following the death or disability of the shareholder;
(d) redemptions of shares made in connection with qualified distributions from retirement plans or IRAs upon the attainment of age 591/2; (e) involuntary redemptions; and (f) redemptions of shares to effect a combination of the fund with any investment company by merger, acquisition of assets or otherwise. In addition, a shareholder who has redeemed shares from other Smith Barney mutual funds may, under certain circumstances, reinvest all or part of the redemption proceeds within 60 days and receive pro rata credit for any deferred sales charge imposed on the prior redemption. Deferred sales charge waivers will be granted subject to confirmation (by CGM in the case of shareholders who are also CGM clients or by the transfer agent in the case of all other shareholders) of the shareholder's status or holdings, as the case may be.

Additional Information Regarding Telephone Redemption And Exchange Program

   Neither the fund nor its agents will be liable for following instructions communicated by telephone that are reasonably believed to be genuine. The fund and its agents will employ procedures designed to verify the identity of the caller and legitimacy of instructions (for example, a shareholder's name and account number will be required and phone calls may be recorded). The fund reserves the right to suspend, modify or discontinue the telephone redemption and exchange program or to impose a charge for this service at any time following at least seven (7) days' prior notice to shareholders.

                              VALUATION OF SHARES

   Each Class's net asset value per share is calculated on each day, Monday through Friday, except days on which the NYSE is closed. The NYSE currently is scheduled to be closed on New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively. Because of the differences in distribution fees and Class-specific expenses, the per share net asset value of each Class may differ. The following is a description of the procedures used by the fund in valuing its assets.

   Generally, the fund's investments are valued at market value or, in the absence of a market value with respect to any securities, at fair value as determined by or under the direction of the fund's board of directors. Short-term investments that mature in 60 days or less are valued at amortized cost whenever the fund's board of directors determines that amortized cost is the fair value of those instruments.

   Securities listed on a national securities exchange will be valued on the basis of the last sale on the date on which the valuation is made or, in the absence of sales, at the mean between the closing bid and asked prices. Portfolio securities listed on the NASDAQ National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price on that day, the last sale price. Over-the-counter securities will be valued at the mean between the closing bid and asked prices on each day, or, if market quotations for those securities are not readily available, at fair value, as determined in good faith by the fund's board of directors. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which constitutes fair value as determined by the fund's board of directors. Amortized cost involves valuing an instrument at its original cost to the fund and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the effect of fluctuating interest rates on the market value of the instrument. All other securities and other assets of the fund will be valued at fair value as determined in good faith by the fund's board of directors.

   The fund's net asset value per share is determined as of the close of regular trading on the NYSE, on each day that the NYSE is open, by dividing the value of the fund's net assets attributable to each class by the total number of shares of the class outstanding.

                              EXCHANGE PRIVILEGE

   Shareholders of any of the Smith Barney mutual funds may exchange all or part of their shares for shares of the same Class of other Smith Barney mutual funds, on the basis of relative net asset value per share at the time of exchange as follows:

      A. Class A and Class Y shares of the fund may be exchanged without a sales charge for the respective shares of any of the Smith Barney mutual funds.

      B. Class B shares of any fund may be exchanged without a sales charge. Class B shares of the fund exchanged for Class B shares of another Smith Barney mutual fund will be subject to the higher applicable deferred sales charge of the two funds and, for purposes of calculating deferred sales charge rates and conversion periods, will be deemed to have been held since the date the shares being exchanged were deemed to be purchased.

      C. Class L shares of the fund may be exchanged without a sales charge. For purposes of Deferred Sales Charge applicability, Class L shares of the fund exchanged for Class L shares of another Smith Barney Mutual Fund will be deemed to have been owned since the date the shares being exchanged were deemed to be purchased.

   The exchange privilege enables shareholders in any Smith Barney mutual fund to acquire shares of the same Class in a fund with different investment objectives when they believe a shift between funds is an appropriate investment decision. This privilege is available to shareholders residing in any state in which the fund shares being acquired may legally be sold. Prior to any exchange, the shareholder should obtain and review a copy of the current prospectus of each fund into which an exchange is being considered. Prospectuses may be obtained from a Service Agent.

   Upon receipt of proper instructions and all necessary supporting documents, shares submitted for exchange are redeemed at the then-current net asset value and, subject to any applicable deferred sales charge, the proceeds are immediately invested, at a price as described above, in shares of the fund being acquired. CGM reserves the right to reject any exchange request. The exchange privilege may be modified or terminated at any time after written notice to shareholders.

   Additional Information Regarding Exchanges. The fund is not designed to provide investors with a means of speculation on short-term market movements. A pattern of frequent exchanges by investors can be disruptive to efficient portfolio management and, consequently, can be detrimental to the fund and its shareholders. Accordingly, if the fund's management in its sole discretion determines that an investor is engaged in excessive trading, the fund, with or without prior notice, may temporarily or permanently terminate the availability to that investor of fund exchanges, or reject in whole or part any purchase or exchange request with respect to such investor's account. Such investors also may be barred from purchases and exchanges involving other funds in the Smith Barney Mutual Fund family. Accounts under common ownership or control will be considered as one account for purposes of determining a pattern of excessive trading. The fund may notify an investor of rejection of a purchase or exchange order after the day the order is placed. If an exchange request is rejected, the fund will take no other action with respect to the shares until it receives further instructions from the investor. The fund's policy on excessive trading applies to investors who invest in the fund directly or through Service Agents, but does not apply to any systematic investment plans described in the prospectus.

   During times of drastic economic or market conditions, the fund may suspend the Exchange Privilege temporarily without notice and treat exchange requests based on their separate components--redemption orders with a simultaneous request to purchase the other fund's shares. In such a case, the redemption request would be processed at the fund's next determined net asset value but the purchase order would be effective only at the net asset value next determined after the fund being purchased formally accepts the order, which may result in the purchase being delayed.

                               PERFORMANCE DATA

   From time to time the fund may advertise its total return and average annual total return in advertisements and/or other types of sales literature. These figures are computed separately for Class A, Class B, Class L and Class Y shares of the fund. These figures are based on historical earnings and are not intended to indicate future performance. Total return is computed for a specified period of time assuming deduction of the maximum sales charge, if any, from the initial amount invested and reinvestment of all income dividends and capital gain distributions on the reinvestment dates at prices calculated as stated in the prospectus, then dividing the value of the investment at the end of the period so calculated by the initial amount invested and subtracting 100%. The standard average annual total return as prescribed by the SEC is derived from this total return, which provides the ending redeemable value. Such standard total return information may also be accompanied with nonstandard total return information for differing periods computed in the same manner but without annualizing the total return or taking sales charges into account. The fund may also include comparative performance information in advertising or marketing its shares. Such performance information may include data from Lipper Analytical Services, Inc. and other financial publications.

   From time to time, the fund may quote a fund's yield or total return in advertisements or in reports and other communications to shareholders. The fund may include comparative performance information in advertising or marketing the fund's shares. Such performance information may be included the following industry and financial publications- Barron's, Business Week, CDA Investment Technologies, Inc., Changing Times, Forbes, Fortune, Institutional Investor, Investor's Business Daily, Money, Morningstar Mutual Fund Values, The New York Times, USA Today and The Wall Street Journal. To the extent any advertisement or sales literature of the fund describes the expenses or performance of any Class it will also disclose such information for the other Classes.

   Yield. The 30-day yield figure of each Class described in the prospectus is calculated according to a formula prescribed by the SEC, expressed as follows:

                           YIELD = 2[(a-b + 1)/6/-1]
                                        cd

Where:   a   =   dividends and interest earned during the period.
         b   =   expenses accrued for the period (net of reimbursement).
         c   =   the average daily number of shares outstanding during the period that were entitled to receive dividends.
         d   =   the maximum offering price per share on the last day of the period.

   For the purpose of determining the interest earned (variable "a" in the formula) on debt obligations that were purchased by the fund at a discount or premium, the formula always calls for amortization of the discount or premium; the amortization schedule will be adjusted monthly to reflect changes in the market values of the debt obligations.

   The fund's yield for the 30-day period ended July 31, 2002 was 3.241%, 2.884%, 2.865% and 3.737% with respect to its Class A, Class B, Class L and Class Y shares, respectively.

   Investors should recognize that in periods of declining interest rates, yield will tend to be somewhat higher than prevailing market rates and, in periods of rising interest rates, will tend to be somewhat lower. In addition, when interest rates are falling, monies received by the fund from the continuous sale of its shares will likely be invested in instruments producing lower yields than the balance of its portfolio of securities, thereby reducing the current yield of the Classes. In periods of rising interest rates the opposite result can be expected to occur.

Average Annual Total Return

   A fund's "average annual total return," as described below, is computed according to a formula prescribed by the SEC. The formula can be expressed as follows:

                               P(1 + T)/n/ = ERV

Where: P   =   a hypothetical initial payment of $1,000.
       T   =   average annual total return.
       n   =   number of years.
       ERV =   Ending Redeemable Value of a hypothetical $1,000 investment made at the beginning of a 1-, 5- or 10-year period at the end of a 1-, 5- or 10-year period (or fractional portion thereof), assuming reinvestment of all dividends and distributions.

   The ERV assumes complete redemption of the hypothetical investment at the end of the measuring period. A fund's net investment income changes in response to fluctuations in interest rates and the expenses of the fund.

   The following chart reflects the fund's average annual total return with sales charges (annualized load) through the one, five and ten year periods ended July 31, 2002 and since inception:

                                           Average Annual Total Return
                                           --------------------------     Since
  Class of Shares                          1-Year   5-Year   10-Year   Inception(1)
  ---------------                          ------   ------   -------   ------------
  Class A(2).............................. 2.36%    4.86%     5.76%        7.86%
  Class B(3).............................. 2.10%    5.13%      n/a         5.86%
  Class L(4).............................. 4.61%    5.17%      n/a         5.28%
  Class Y(5).............................. 7.55%    6.21%      n/a         6.45%

--------
(1) Class A, B, L and Y shares commenced operations on November 4, 1984, November 6, 1992, June 29, 1993 and February 7, 1996, respectively.
(2) The average annual total return figure assumes that the maximum 4.50% sales charge has been deducted from the investment at the time of purchase.
(3) The average annual total return figure assumes that the maximum applicable deferred sales charge has been deducted from the investment at the time of redemption.
(4) The average annual total return figure assumes that the maximum applicable initial and deferred sales charges have been deducted from the investment at the time of redemption.
(5) Class Y shares do not incur sales charges nor deferred sales charges.

   The following chart reflects the fund's average annual total return without sales charges (annualized no load) through the one, five and ten year periods ended July 31, 2002 and since inception:

                                             Average Annual Total Return
                                             --------------------------    Since
    Class of Shares                          1-Year   5-Year   10-Year   Inception
    ---------------                          ------   ------   -------   ---------
    Class A................................. 7.17%    5.84%     6.25%      8.14%
    Class B................................. 6.60%    5.29%      n/a       5.86%
    Class L................................. 6.69%    5.39%      n/a       5.39%

Aggregate Total Return

   "Aggregate total return" represents the cumulative change in the value of an investment in the Class for the specified period and is computed by the following formula:

                                     ERV-P
                                     -----
                                       P

Where: P   =   a hypothetical initial payment of $10,000.
       ERV =   Ending Redeemable Value of a hypothetical $10,000 investment made at the beginning of a 1-, 5-, or 10-year period at the end of a 1-, 5-, or 10-year period (or fractional portion thereof), assuming reinvestment of all dividends and distributions.

   The following chart reflects the fund's aggregate total return with sales charges (cumulative load) through the one, five and ten year periods ended July 31, 2002 and since inception:

                                           Aggregate Annual Total Return
                                           ----------------------------     Since
  Class of Shares                          1-Year    5-Year    10-Year   Inception(1)
  ---------------                          ------    ------    -------   ------------
  Class A(2).............................. 2.36%     26.77%     75.06%      287.72%
  Class B(3).............................. 2.10%     28.43%       n/a        74.07%
  Class L(4).............................. 4.61%     28.68%       n/a        59.51%
  Class Y(5).............................. 7.55%     35.12%       n/a        49.89%

--------
(1) Class A, B, L and Y commenced operations on November 4, 1984, November 6, 1992, June 29, 1993 and February 7, 1996, respectively.
(2) The aggregate annual total return figure assumes that the maximum 4.50% sales charge has been deducted from the investment at the time of purchase.
(3) The aggregate annual total return figure assumes that the maximum applicable deferred sales charge has been deducted from the investment at the time of redemption.
(4) The aggregate annual total return figure assumes that the maximum applicable initial and deferred sales charges have been deducted from the investment at the time of redemption.
(5) Class Y shares do not incur sales charges or deferred sales charges.

   The following chart reflects the fund's aggregate total return without sales charges (cumulative no load) through the one, five and ten year periods ended July 31, 2002 and since inception:

                                             Aggregate Annual Total Return
                                             ----------------------------    Since
    Class of Shares                          1-Year    5-Year    10-Year   Inception
    ---------------                          ------    ------    -------   ---------
    Class A................................. 7.17%     32.79%     83.35%    305.93%
    Class B................................. 6.60%     29.43%       n/a      74.07%
    Class L................................. 6.69%     29.99%       n/a      61.14%

After-Tax Return

   From time to time the fund may include after-tax performance information in advertisements. To the extent the fund includes such information, it will be computed according to the following formulas:

   Average Annual Total Return (After Taxes on Distributions)

                               P(1 + T)n = ATVD

Where: P    =   a hypothetical initial payment of $1,000.
       T    =   average annual total return (after taxes on distributions).
       n    =   number of years.
       ATVD =   ending value of a hypothetical $1,000 investment made at the beginning of the
                1-, 5- or 10-year period at the end of the 1-, 5- or 10-year period (or fractional portion thereof), after taxes on fund distributions but not after taxes on redemption.

   Average Annual Total Return (After Taxes on Distributions and Redemptions)

                               P(1 + T)n = ATVDR

Where: P     =   a hypothetical initial payment of $1,000.
       T     =   average annual total return (after taxes on distributions and redemption).
       n     =   number of years.
       ATVDR =   ending value of a hypothetical $1,000 investment made at the beginning of the
                 1-, 5- or 10-year period at the end of the 1-, 5- or 10-year period (or fractional portion thereof), after taxes on fund distributions and redemption.

   Performance will vary from time to time depending upon market conditions, the composition of the fund's portfolio and operating expenses and the expenses exclusively attributable to the Class. Consequently, any given performance quotation should not be considered representative of the Class's performance for any specified period in the future. Because performance will vary, it may not provide a basis for comparing an investment in the Class with certain bank deposits or other investments that pay a fixed yield for a stated period of time. Investors comparing a Class's performance with that of other mutual funds should give consideration to the quality and maturity of the respective investment companies' portfolio securities.

   It is important to note that the total return figures set forth above are based on historical earnings and are not intended to indicate future performance. Each Class's net investment income changes in response to fluctuations in interest rates and the expenses of the fund.

                      DIVIDENDS, DISTRIBUTIONS AND TAXES

Dividends and Distributions

   The fund's policy is to distribute its net investment income monthly and net realized capital gains, if any, annually. The fund may also pay additional dividends shortly before December 31 from certain amounts of undistributed ordinary earnings and realized capital gains, in order to avoid a federal excise tax liability.

   If a shareholder does not otherwise instruct, dividends and capital gains distributions will be reinvested automatically in additional shares of the same Class at net asset value, subject to no sales charge or deferred sales charge. A shareholder may change the option at any time by notifying his or her Service Agent. Shareholders whose accounts are held directly at a sub-transfer agent should notify the sub-transfer agent in writing, requesting a change to this reinvestment option.

   The per share dividends on Class B and Class L shares of the fund may be lower than the per share dividends on Class A and Class Y shares principally as a result of the distribution fee applicable with respect to Class B and Class L shares. The per share dividends on Class A shares of the fund may be lower than the per share dividends on Class Y shares principally as a result of the service fee applicable to Class A shares. Distributions of capital gains, if any, will be in the same amount for Class A, Class B, Class L and Class Y shares.

Taxes

   The following is a summary of the material United States federal income tax considerations regarding the purchase, ownership and disposition of shares of the fund. Each prospective shareholder is urged to consult his own tax adviser with respect to the specific federal, state, local and foreign tax consequences of investing in the fund. The summary is based on the laws in effect on the date of this SAI, which are subject to change.

  The Fund and Its Investments

   The fund intends to continue to qualify to be treated as a regulated investment company each taxable year under the Internal Revenue Code of 1986, as amended (the "Code"). To so qualify, the fund must, among other things: (a) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of stock or securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; and (b) diversify its holdings so that, at the end of each quarter of the fund's taxable year, (i) at least 50% of the market value of the fund's assets is represented by cash, securities of other regulated investment companies, U.S. government securities and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the fund's assets and not greater than 10% of the outstanding voting securities of such issuer and (ii) not more than 25% of the value of its assets is invested in the securities (other than U.S. government securities or securities of other regulated investment companies) of any one issuer or any two or more issuers that the fund controls and which are determined to be engaged in the same or similar trades or businesses or related trades or businesses. The fund expects that all of its foreign currency gains will be directly related to its principal business of investing in stocks and securities.

   As a regulated investment company, the fund will not be subject to United States federal income tax on its net investment income (i.e., income other than its net realized long-term and short-term capital gains) and its net realized long-term and short-term capital gains, if any, it distributes to its shareholders, provided an amount equal to at least 90% of the sum of its investment company taxable income (i.e., 90% of its taxable income minus the excess, if any, of its net realized long-term capital gains over its net realized short-term capital losses (including any capital loss carryovers), plus or minus certain other adjustments as specified in the Code) and its net tax-exempt income for the taxable year is distributed in compliance with the Code's timing and other requirements but will be subject to tax at regular corporate income tax rates on any taxable income or gains it does not distribute.

   At July 31, 2002, the unused capital loss carryovers of the fund were approximately $23,520,000. For federal income tax purposes, these amounts are available to be applied against the fund's future realized capital gains, if any. The carryovers expire as follows:

                      July 31, 2003 July 31, 2004 July 31, 2008 July 31, 2009
                      ------------- ------------- ------------- -------------
  Carryforward Amount  $4,867,000    $3,598,000    $14,114,000    $941,000

   The Code imposes a 4% nondeductible excise tax on the fund to the extent it does not distribute by the end of any calendar year at least 98% of its net investment income for that year and 98% of the net amount of its capital gains (both long-term and short-term) for the one-year period ending, as a general rule, on October 31 of that year. For this purpose, however, any income or gain retained by the fund that is subject to corporate income tax will be considered to have been distributed by year-end. In addition, the minimum amounts that must be distributed in any year to avoid the excise tax will be increased or decreased to reflect any underdistribution or overdistribution, as the case may be, from the previous year. The fund anticipates it will pay such dividends and will make such distributions as are necessary in order to avoid the application of this tax.

   If, in any taxable year, the fund fails to qualify as a regulated investment company under the Code or fails to meet the distribution requirement, it would be taxed in the same manner as an ordinary corporation and distributions to its shareholders would not be deductible by the fund in computing its taxable income. In addition, in the event of a failure to qualify, the fund's distributions, to the extent derived from the fund's current or accumulated earnings and profits, would constitute dividends (eligible for the corporate dividends-received deduction) which are taxable to shareholders as ordinary income, even though those distributions might otherwise (at least in part) have been treated in the shareholders' hands as long-term capital gains. If the fund fails to qualify as a regulated investment company in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a regulated investment company. In addition, if the fund failed to qualify as a regulated investment company for a period greater than two taxable years, the fund might be required to recognize any net built-in gains with respect to certain of its assets (the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized if it had been liquidated) in order to qualify as a regulated investment company in a subsequent year.

   The fund's transactions in foreign currencies, forward contracts, options and futures contracts (including options and futures contracts on foreign currencies) will be subject to special provisions of the Code (including provisions relating to "hedging transactions" and "straddles") that, among other things, may affect the character of gains and losses realized by the fund (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the fund and defer fund losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also (a) will require the fund to mark-to-market certain types of positions in its portfolio (i.e., treat them as if they were closed out) and (b) may cause the fund to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirements for avoiding income and excise taxes. The fund will monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it acquires any foreign currency, forward contract, option, futures contract or hedged investment in order to mitigate the effect of these rules and prevent disqualification of the fund as a regulated investment company.

   The fund's investment in section 1256 contracts, such as regulated futures contracts, most forward currency forward contracts traded in the interbank market and options on most stock indices, are subject to special tax rules. All section 1256 contracts held by the fund at the end of its taxable year are required to be marked to their market value, and any unrealized gain or loss on those positions will be included in the fund's income as if each position had been sold for its fair market value at the end of the taxable year. The resulting gain or loss will be combined with any gain or loss realized by the fund from positions in section 1256 contracts closed during the taxable year. Provided such positions were held as capital assets and were not part of a "hedging transaction" nor part of a "straddle," 60% of the resulting net gain or loss will be treated as long-term capital gain or loss, and 40% of such net gain or loss will be treated as short-term capital gain or loss, regardless of the period of time the positions were actually held by the fund.

  Taxation of United States Shareholders

   Dividends and Distributions. Any dividend declared by the fund in October, November or December of any calendar year and payable to shareholders of record on a specified date in such a month shall be deemed to have been received by each shareholder on December 31 of such calendar year and to have been paid by the fund not later than such December 31, provided such dividend is actually paid by the fund during January of the following calendar year. The fund intends to distribute annually to its shareholders substantially all of its investment company taxable income and any net realized long-term capital gains in excess of net realized short-term capital losses (including any capital loss carryovers). The fund currently expects to distribute any such excess annually to its shareholders. However, if the fund retains for investment an amount equal to all or a portion of its net long-term capital gains in excess of its net short-term capital losses and capital loss carryovers, it will be subject to a corporate tax (currently at a rate of 35%) on the amount retained. In that event, the fund will designate such retained amounts as undistributed capital gains in a notice to its shareholders who (a) will be required to include in income for United Stares federal income tax purposes, as long-term capital gains, their proportionate shares of the undistributed amount, (b) will be entitled to credit their proportionate shares of the 35% tax paid by the fund on the undistributed amount against their own United States federal income tax liabilities, if any, and to claim refunds to the extent their credits exceed their liabilities, if any, and (c) will be entitled to increase their tax basis, for United States federal income tax purposes, in their shares by an amount equal to 65% of the amount of undistributed capital gains included in the shareholder's income. Organizations or persons not subject to federal income tax on such capital gains will be entitled to a refund of their pro rata share of such taxes paid by the fund upon filing appropriate returns or claims for refund with the Internal Revenue Service (the "IRS").

   Dividends of net investment income and distributions of net realized short-term capital gains are taxable to a United States shareholder as ordinary income, whether paid in cash or in shares. Distributions of net-long-term capital gains, if any, that the fund designates as capital gains dividends are taxable as long-term capital gains, whether paid in cash or in shares and regardless of how long a shareholder has held shares of the fund. Distributions in excess of the fund's current and accumulated earnings and profits will, as to each shareholder, be treated as a tax-free return of capital to the extent of a shareholder's basis in his shares of the fund, and as a capital gain thereafter (if the shareholder holds his shares of the fund as capital assets).

   Shareholders receiving dividends or distributions in the form of additional shares should be treated for United States federal income tax purposes as receiving a distribution in an amount equal to the amount of money that the shareholders receiving cash dividends or distributions will receive, and should have a cost basis in the shares received equal to such amount.

   Investors considering buying shares just prior to a dividend or capital gain distribution should be aware that, although the price of shares just purchased at that time may reflect the amount of the forthcoming distribution, such dividend or distribution may nevertheless be taxable to them.

   If the fund is the holder of record of any stock on the record date for any dividends payable with respect to such stock, such dividends are included in the fund's gross income not as of the date received but as of the later of (a) the date such stock became ex-dividend with respect to such dividends (i.e., the date on which a buyer of the stock would not be entitled to receive the declared, but unpaid, dividends) or (b) the date the fund acquired such stock. Accordingly, in order to satisfy its income distribution requirements, the fund may be required to pay dividends based on anticipated earnings, and shareholders may receive dividends in an earlier year than would otherwise be the case.

   Sales of Shares. Upon the sale or exchange of his shares, a shareholder will realize a taxable gain or loss equal to the difference between the amount realized and his basis in his shares. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands, and will be long-term capital gain or loss if the shares are held for more than one year and short-term capital gain or loss if the shares are held for one year or less. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced, including replacement through the reinvesting of dividends and capital gains distributions in the fund, within a 61-day period beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be increased to reflect the disallowed loss. Any loss realized by a shareholder on the sale of a fund share held by the shareholder for six months or less will be treated for United

States federal income tax purposes as a long-term capital loss to the extent of any distributions or deemed distributions of long-term capital gains received by the shareholder with respect to such share.

   If a shareholder incurs a sales charge in acquiring shares of the fund, disposes of those shares within 90 days and then acquires shares in a mutual fund for which the otherwise applicable sales charge is reduced by reason of a reinvestment right (e.g., an exchange privilege), the original sales charge will not be taken into account in computing gain/loss on the original shares to the extent the subsequent sales charge is reduced. Instead, the disregarded portion of the original sales charge will be added to the tax basis in the newly acquired shares. Furthermore, the same rule also applies to a disposition of the newly acquired shares made within 90 days of the second acquisition. This provision prevents a shareholder from immediately deducting the sales charge by shifting his or her investment in a family of mutual funds.

   Backup Withholding. The fund may be required to withhold, for United States federal income tax purposes, a percentage of the dividends, distributions and redemption proceeds payable to shareholders who fail to provide the fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Certain shareholders are exempt from backup withholding. Backup withholding is not an additional tax and any amount withheld may be credited against a shareholder's United States federal income tax liabilities.

   Notices. Shareholders will be notified annually by the fund as to the United States federal income tax status of the dividends, distributions and deemed distributions attributable to undistributed capital gains (discussed above in "Dividends and Distributions") made by the fund to its shareholders. Furthermore, shareholders will also receive, if appropriate, various written notices after the close of the fund's taxable year regarding the United States federal income tax status of certain dividends, distributions and deemed distributions that were paid (or that are treated as having been paid) by the fund to its shareholders during the preceding taxable year.

  Other Taxation

   Distributions also may be subject to state, local and foreign taxes depending on each shareholder's particular situation.

   The foregoing is only a summary of certain material federal income tax consequences affecting the fund and its shareholders. Shareholders are advised to consult their own tax advisers with respect to the particular federal, state, local and foreign tax consequences to them of an investment in the fund.

                            ADDITIONAL INFORMATION

   Fund History. The fund was incorporated on June 15, 1984 under the name Shearson Government Mortgage Income Fund Inc. On October 14, 1994, the Fund changed its name to Smith Barney Managed Governments Fund Inc.

   Minimum Account Size. The fund reserves the right to liquidate involuntarily any shareholder's account in the fund if the aggregate net asset value of the shares held in the fund account is less than $500. (If a shareholder has more than one account in the fund, each account must satisfy the minimum account size.) The fund, however, will not redeem shares based solely on market reductions in net asset value. Before the fund exercises such right, shareholders will receive written notice and will be permitted 60 days to bring accounts up to the minimum to avoid involuntary liquidation.

   Voting Rights. The fund does not hold annual shareholder meetings. There normally will be no meeting of shareholders for the purpose of electing directors unless and until such time as less than a majority of the directors holding office have been elected by shareholders. The directors will call a meeting for any purpose upon written request of shareholders holding at least 10% of the fund's outstanding shares and the fund will assist shareholders in calling such a meeting as required by the 1940 Act. When matters are submitted for shareholder vote, shareholders of each class will have one vote for each full share owned and a proportionate fractional vote for any fractional share held of that class. Generally, shares of the fund will be voted on a fund-wide basis on all matters except matters affecting only the interests of one or more of the classes.

   Annual and semi-annual reports. The fund sends its shareholders a semi-annual report and an audited annual report, which include listings of the investment securities held by the fund at the end of the period covered. In an effort to reduce the fund's printing and mailing costs, the fund plans to consolidate the mailing of its semi-annual and annual reports by household. This consolidation means that a household having multiple accounts with the identical address of record will receive a single copy of each report. Shareholders who do not want this consolidation to apply to their accounts should contact their Service Agent or the transfer agent.

                             FINANCIAL STATEMENTS

   The fund's annual report for the fiscal year ended July 31, 2002 is incorporated herein by reference in its entirety. The annual report was filed on October 3, 2002, Accession Number 0000950130-02-006888.

                               OTHER INFORMATION

   Styles of Fund Management: In an industry where the average portfolio manager has seven years of experience (source: ICI, 1998), the portfolio managers of Smith Barney mutual funds average 21 years in the industry and 15 years with the firm.

   Smith Barney mutual funds offers more than 60 mutual funds. We understand that many investors prefer an active role in allocating the mix of funds in their portfolio, while others want the asset allocation decisions to be made by experienced managers.

   That's why we offer four "styles" of fund management that can be tailored to suit each investor's unique financial goals.

   Classic Series--our portfolio manager driven funds
   Our Classic Series lets investors participate in mutual funds whose investment decisions are determined by experienced portfolio managers, based on each fund's investment objectives and guidelines. Classic Series funds invest across asset classes and sectors, utilizing a range of strategies in order to achieve their objectives.

   Premier Selections Series--our best ideas, concentrated funds
   We offer a series of Premier Selections funds managed by several of our most experienced and proven managers. This series of funds is built on a unique strategy of combining complementary investment management styles to create broader, multiclass and multicap products that are distinguished by a highly concentrated focus.

   Research Series--driven by exhaustive fundamental securities analysis Built on a foundation of substantial buy-side research under the direction of our Citigroup Asset Management colleagues, our Research funds focus on well-defined industries, sectors and trends.

   Style Pure Series--our solution to funds that stray
   Our Style Pure Series funds are the building blocks of asset allocation. The funds stay fully invested within their asset class and investment style, enabling you to make asset allocation decisions in conjunction with your financial professional.

                                                      SMITH BARNEY MANAGED
                                                      GOVERNMENTS FUND INC.

                                                      November 28, 2002
                                                      as amended on August 20,
                                                      2003
                                                      and August 22, 2003


SMITH BARNEY MANAGED
GOVERNMENTS FUND INC.
125 Broad Street
New York, New York 10004

[LOGO] Citigroup Global Markets Inc.
       A member of Citigroup